                                                                    EXHIBIT 10.2

                                                          CONFIDENTIAL TREATMENT



                        PROFESSIONAL SERVICES AGREEMENT

                                  WITNESSETH:

That in consideration of the agreements expressed herein, AT&T COMMUNICATIONS, INC., ("Company"), having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920, and SNYDER COMMUNICATIONS, L.P., ("Contractor"), having an office at Democracy Center, 6903 Rockledge Drive, Fifteenth Floor, Bethesda, Maryland 20817, and whose Tax Identification Number is 52-1629980, do hereby agree as follows:

ARTICLE 1 - STATEMENT OF WORK

Contractor shall render to Company all the services specified in Exhibit A, attached hereto and made a part hereof, for the foreign-origin consumer market (defined as the market comprising consumers in the United States, its territories and possessions who (a) speak the foreign languages spoken as the native tongue in all foreign countries except those countries listed on
Schedule 1 hereto or (b) are English speakers who consider foreign countries other than those countries listed on Schedule 1 hereto their home) (the "Foreign-Origin Consumer Market"). Contractor shall provide all such services to the highest professional standards and in conformity with ethical and legal standards.

ARTICLE 2 - DURATION

This Agreement applies to all work performed by Contractor or on behalf of Contractor described in Exhibit A hereto before the expiration of this Agreement, whether such work is performed in anticipation of or following the execution of this Agreement. This Agreement shall expire on March 31, 1995. This Agreement may be renewed upon mutual agreement of both parties. Company shall provide Contractor notice of its intent to renew the program contemplated hereby at least thirty (30) days prior to the expiration of this Agreement. Company shall have a right of first refusal for the renewal of the program contemplated hereby until thirty (30) days prior to the date of the expiration of this Agreement; provided, however, that the period during which company shall have a right of first refusal shall be extended through the date of the expiration of this Agreement in the event that Company has, on or prior to the thirtieth day prior to the date of the expiration of this Agreement, given notice of its intent to renew the program contemplated hereby. If Contractor and Company do not agree upon the terms and conditions of such renewal during the period in which Company has a right of first refusal, Contractor shall thereafter have the right to offer such program to other parties, subject to the provisions of Section 12 of Exhibit A.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

ARTICLE 3 - AGREEMENT PRICE

Upon submission of accurate invoices by Contractor as required herein, Company shall pay Contractor for the performance of this Agreement in accordance with the schedule contained in Exhibit B, attached hereto and made a part hereof. Unless otherwise specifically provided herein, the scheduled payments include the cost of all labor, equipment, materials, work products and other disbursements required to complete the services described in Exhibit A, and there shall be no additional charges unless agreed to by both parties.

ARTICLE 4 - INVOICING

Contractor shall invoice Company monthly for all payments due based on the compensation schedule set forth in Exhibit B using the reports provided by Company under Exhibit A. Contractor shall render invoices against this Agreement, which shall indicate amounts due (and the basis for the determination thereof) in accordance with the schedule of payments in Exhibit B, shall reflect this Agreement Number ______, and shall be submitted in duplicate to:

                                        Diana Garcia Farrell
                                        AT&T
                                        412 Mt. Kemble Avenue
                                        Room C 374-C
                                        Morristown, New Jersey  07962

Contractor shall mail invoices with copies of any supporting documentation required herein.

ARTICLE 5 - REPRESENTATIVES

Company's Representative is Diana Garcia Farrell or such other persons as may be designated in writing by Company from time to time. Contractor's Representative is Sheila Cosgarea or such other persons as may be designated in writing by Contractor from time to time.

ARTICLE 6 - NOTICES

Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Contractor or company shall be in writing and shall be given or made by telegram, tested telex, confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective parties as follows:





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

To Company:                     Diana Garcia Farrell
                                AT&T
                                412 Mt. Kemble Avenue
                                Room C 374-C
                                Morristown, New Jersey  07962

                                telephone:  (201) 644-8460
                                facsimile:  (201) 644-6326

To Contractor:                  Sheila Cosgarea
                                Snyder Communications, LP
                                Democracy Center Two
                                6903 Rockledge Drive, 15th Floor
                                Bethesda, Maryland  20817

                                telephone:  (301) 468-1010
                                facsimile:  (301) 468-0305

Such notice or demand shall be deemed to have been given or made when sent by telegram, telex, facsimile, or other similar communication or five days after deposit, postage prepaid, in the U.S. mail. The above addresses may be changed at any time by giving prior notice as above provided.

ARTICLE 7 - COMPANY INFORMATION

"Company Information" shall mean any tangible or intangible work and work products comprising or incorporated in specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, whether expressed in written or other recorded form or orally or otherwise, owned or controlled by Company and furnished to or acquired by Contractor under this Agreement, including, but not limited to, lists of customers provided by Company or developed by Contractor for Company in connection with the services performed or promotion activities undertaken pursuant to this Agreement and the Field Sales Booths and Editorial and Graphic Property referenced in Article 9 of this Agreement. All Company Information shall be deemed to be and remain Company's property. All copies of such Company Information in written, graphic or other tangible form, including but not limited to customer lists, shall, at no extra cost to Company and as it directs, be destroyed, surrendered or returned to Company promptly upon termination of this Agreement. Unless such Company Information was previously known to Contractor free of any obligation to keep it confidential as evidenced by documentation in Contractor's possession, or has been or is subsequently made public through no improper means imputable to Contractor, or is independently developed by Contractor, or is lawfully received free of known restrictions from





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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
                                                          CONFIDENTIAL TREATMENT

another source, it shall be kept confidential by Contractor, shall be used only in performing Contractor's obligations or exercising Contractor's rights under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between Contractor and Company separately in writing. Contractor shall ensure that none of Contractor's employees or subcontractors who are providing services, or supporting the provision of services, to other companies engaged in the provision of long-distance telecommunications services (other than Contractor's President and Chief Executive Officer, Chief Operating Officer, Vice President of Direct Sales and Senior Vice President) shall receive or have communicated to them any Company Information.

ARTICLE 8 - CONTRACTOR INFORMATION

"Contractor Information" shall mean any tangible or intangible work and work products comprising or incorporated in specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, whether expressed in written or other recorded form or orally or otherwise, owned or controlled by Contractor and furnished to or acquired by Company under this Agreement. Except as may be otherwise provided in Article 9, all Contractor Information shall be deemed to be and remain Contractor's property. All copies of such Contractor Information in written, graphic or other tangible form shall, at no extra cost to Contractor and as it directs, be destroyed or surrendered to Contractor promptly upon termination of this Agreement. Unless such Contractor Information was previously known to Company free of any obligation to keep it confidential as evidenced by documentation in Company's possession, or has been or is subsequently made public through no improper means imputable to Company, or is independently developed by Company, or is lawfully received free of known restrictions from another source, it shall be kept confidential by Company, shall be used only in performing Company's obligations or exercising Company's rights under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between Company and Contractor separately in writing.

ARTICLE 9 - TITLE TO WORK PRODUCTS

All of Contractor's right, title and interest in and to the Field Sales Booths (as defined in Exhibit A hereof) and the editorial and graphic portions of other advertising and marketing materials (the "Editorial and Graphic Property") developed or produced under this Agreement by or on behalf of Contractor for Company, all of Contractor's right, title and interest in copyrights and other intellectual property rights derived from the same, and all of Contractor's right, title and interest in and to customer lists developed by Contractor for Company in connection with the services provided or promotional activities undertaken pursuant to this Agreement shall be and are hereby assigned by Contractor to Company and are hereby agreed by Contractor to be transferred to Company or otherwise vested therein, effective when first capable of being so assigned, transferred or vested. Contractor shall obligate its employees, subcontractors and others to provide, and shall supply to Company at no extra cost, all such assignments, rights and covenants





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

as Company reasonably deems appropriate to assure and perfect such transfer or other vesting. The Editorial and Graphic Property shall be provided to Company as required herein or on termination or expiration of this Agreement, whichever is earlier, unless Contractor is requested in writing to do otherwise. The Field Sales Booths shall be made available by Contractor for pick up by Company at Contractor's offices or at one other location in the Washington, D.C. metropolitan area upon termination or expiration of this Agreement. The Field Sales Booths and the Editorial and Graphic Property shall be considered to be a "work made for hire" to the extent allowed by law. Notwithstanding anything in this Article 9 to the contrary, Company shall not acquire title to (a) Contractor's trademarks, service marks, or trade secrets, (b) Contractor's copyrights, other intellectual property rights, and tangible work products preexisting execution of this Agreement and not developed or produced in anticipation hereof, and (c) any information used in the program which is not specifically related to Company, including, by way of illustration and not of limitation, training manuals used by Contractor.

The work and work products developed or produced under this Agreement shall be the original work of Contractor, unless Company's Representative has consented in writing to the inclusion of work or work products owned or copyrighted by others (hereafter "included works"). In requesting such consent, Contractor shall notify Company of the scope of the rights and permissions Contractor intends to obtain for Company with respect to such included works and modify the scope of same as requested by Company. Copies of all rights and permissions, clearly identifying the included works to which they apply, shall be supplied to Company promptly after their acquisition.

Company acknowledges that Contractor normally obtains stock photography under single-use licenses from third-party copyright owners. Company hereby generally consents to inclusion of stock photography in the work products to be produced under this Agreement.

ARTICLE 10 - INDEMNIFICATION/INFRINGEMENT

Contractor agrees to indemnify and save harmless Company, its subsidiaries and other affiliates, its and their direct and indirect customers, and the officers, directors, employees, successors and assigns of any of them (all hereinafter referred to in this paragraph as "Company") from and against claims, losses, damages, expenses, liabilities, suits, demands, or liens that arise out of or result from:

         (1) Injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the work or services performed by Contractor or persons furnished by Contractor;

         (2) Assertions under Workers' Compensation or similar acts made by persons furnished by Contractor or by any subcontractor of Contractor, or by reason of





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

                   any injuries to such persons for which Company would be responsible under Workers' Compensation or similar acts if the persons were employed by the Company;

         (3) Any failure on the part of Contractor to satisfy all claims for labor, equipment, materials and other obligations relating to the performance of the work hereunder;

         (4) Any failure by Contractor to perform Contractor's obligations under this clause or the Insurance clause; and

         (5) Any alleged act of infringement of any patent, trademark, copyright or other right or any misappropriation (including misuse) of any trade secret or other proprietary interest, except where such infringement or misappropriation arises from Contractor's adherence to or reliance on Company's written instructions or authorization, in which case Company shall so indemnify Contractor.

Company agrees to indemnify and save harmless Contractor, its partners and other affiliates and the officers, directors, employees, successors and assigns of any of them (all hereinafter referred to in this paragraph as "Contractor") from and against claims, losses, damages, expenses, liabilities, suits, demands, or liens that arise out of or result from:

         (1) any error or omission by Company with respect to long distance services product or rate information furnished or approved by Company, provided that the indemnification obligations of this clause (1) shall apply only where such information is included in (a) an English language advertisement, brochure, application, insert or other promotional or training document, publication or dissemination that has been approved by Company or (b) an English language version of an advertisement, brochure, application, insert or other promotional or training document, publication or dissemination that is to be distributed or otherwise disseminated in a language or languages other than English, which English language version has been provided by Contractor to Company and has been approved by Company prior to its translation into language(s) other than English, provided that the indemnification obligations of this paragraph shall not extend to errors or omissions in long-distance services product or rate information that result from foreign language translation errors where such translation services are provided by Contractor; or

         (2) any act or omission for which the Company (as such term is used in the preceding paragraph) is obligated pursuant to the terms of clause (5) of the preceding paragraph to indemnify Contractor.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

Each party shall defend or settle, at its own expense, any action or suit against the other for which it is responsible hereunder and shall reimburse the other for reasonable attorneys' fees, interest, costs of suit and all other expenses incurred by the other in connection therewith. Each party shall notify the other promptly of any claim for which the other is responsible hereunder, and shall cooperate with the other in every reasonable way to facilitate the defense of any such claim.

ARTICLE 11 - INSURANCE

Contractor shall maintain during the term of this Agreement (1)______________ *_____________________ insurance as prescribed by the law of the state or nation in which the work is performed, (2) _________________ * _______________________
insurance with limits of __________________*____________ for each occurrence,
(3)______________*_____________ insurance, if the use of___________*___________
____________ is required, with limits of____________________*__________________
combined single limit for______________*_____________ and____________*________
for each occurrence, (4)___________*_______ insurance, including _______*______
and _____________ * ___________________________ , with limits of ______________
*_____________ combined single limit for_________________ *________________ and
*____________________ for each occurrence. All______*_____ insurance shall designate Company as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage.

Contractor agrees that Contractor, Contractor's insurer(s) and anyone claiming by, through, under or in Contractor's behalf shall have no claim, right of action or right of subrogation against Company based on any loss or liability insured under the foregoing insurance. Contractor shall furnish within 30 days following the effective dates hereof certificates or adequate proof of the foregoing insurance. Company shall be notified in writing at least thirty (30) days prior to cancellation or any change in the policy.

ARTICLE 12 - RELATIONSHIP

Contractor shall exercise full control and direction over the employees of Contractor performing the services covered by this Agreement. Contractor shall provide direction and detailed specifications to any subcontractors or employees of subcontractors performing the services covered by this Agreement. Any changes in personnel that may be reasonably requested by Company through its authorized representative shall be made as soon as possible.

Neither Contractor nor its employees or agents shall be deemed to be Company's employees or agents. It is understood that Contractor is an independent contractor for all purposes and at all times. Contractor is wholly responsible for withholding and payment of all applicable federal, state and local income and other payroll taxes with respect to its employees, including contributions from them as required by law.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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
                                                          CONFIDENTIAL TREATMENT

ARTICLE 13 - COMPENSATION AND OTHER VERIFICATION

Upon reasonable prior request by Company, Contractor will permit Company to inspect its facilities and procedures used to perform services for Company hereunder, and Contractor shall comply promptly with all reasonable requests made by Company to modify such facilities and procedures to maintain and enhance to Company's satisfaction Contractor's security arrangements and procedures for the protection of Company Information and property, including but not limited to, all Company customer data maintained by Contractor.

Contractor shall have the right, at its sole expense, to have an independent certified public accountant (the "Examining Accountant") examine individual customer data in accordance with the procedures set forth in Exhibit C hereto. Such examinations shall be made during regular business hours and upon ten (10) days' prior written notice and may be conducted no more than twice per calendar year.

If the results of the Examining Accountant's review indicate that Contractor is owed additional compensation by Company hereunder, Company shall pay such additional compensation to Contractor within thirty (30) days of the completion of the Examining Accountant's review. If the results of the Examining Accountant's review indicate that Contractor has received more compensation from Company than Company is obligated to pay Contractor hereunder, the amount of any such excess compensation shall be credited against future payments owed by Company to Contractor hereunder.

ARTICLE 14 - TERMINATION

In the event either party materially breaches any of the terms of this Agreement, the other party may terminate this Agreement, in whole or in part, if such breach is not cured within 30 days after notice thereof is given to the breaching party. In such case, subject to Company's right of set off, Company's liability, if any, shall be limited to payment of the amount due for services performed by Contractor hereunder through the date of termination in accordance with the compensation provisions set forth in Exhibit B hereto, including without limitation the provisions of Section 1(d) of Exhibit B. Such payment shall constitute a full and complete discharge of Company's obligations. In no event shall Company's liability exceed the amounts calculated in accordance with Exhibit B of this Agreement. Upon such a termination, Company shall pay Contractor monies due and owing pursuant to this Article or Contractor shall refund monies due Company, if any.

ARTICLE 15 - FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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
                                                          CONFIDENTIAL TREATMENT

carriers or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party or its subcontractors ("force majeure conditions"). Notwithstanding the foregoing, Contractor's liability for loss or damage to Company's material in Contractor's possession or control shall not be modified by this clause. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party, stating the nature of the force majeure condition and any action being taken to avoid or minimize its effect, and the party affected by the other's delay or inability to perform may elect to: (1) suspend this Agreement for the duration of the force majeure condition and, (a) at its option, obtain elsewhere services to be furnished under this Agreement and (b) once the force majeure condition ceases, resume performance under this Agreement with an option in the affected party to extend the period of the Agreement up to the length of time the force majeure condition endured; and/or (2) when the delay of non-performance continues for a period of at least fifteen (15) days, terminate, at no charge, this Agreement or the part of it relating to services not already performed. Unless written notice is given within forty-five (45) days after the affected party is notified of the force majeure condition, option (1) shall be deemed to have been selected.

ARTICLE 16 - ASSIGNMENT

Contractor shall not assign any right or interest under this Agreement (excepting monies due or to become due), or delegate or subcontract any work or other obligation to be performed or owed under this Agreement without prior written consent of Company except for printing services and the use by Contractor of independent sales agents in Field Marketing Activities (as defined in Exhibit A hereto). Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective. Any assignment of monies shall be void and ineffective to the extent that (1) Contractor shall not have given Company at least thirty (30) days' prior written notice of such assignment or (2) such assignment attempts to impose upon Company obligations to the assignee additional to the payment of such monies, or to preclude Company from dealing solely and directly with Contractor in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due. All work performed by Contractor' s subcontractor(s) at any tier shall be deemed work performed by Contractor.

ARTICLE 17 - TAXES

Company shall reimburse Contractor for state and local sales and use taxes incurred by Contractor with respect to production of the sales booths described in Section 1.c of Exhibit B and the services to be performed under this Agreement. Taxes payable by Company shall be billed as separate items on Contractor's invoices and shall not be included in Contractor's prices.
Company shall have the right to have Contractor contest any such taxes that Company deems improperly levied, at Company's expense and subject to Company's direction and control.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

ARTICLE 18 - COMPLIANCE WITH LAWS

Contractor and all persons furnished by Contractor shall comply at their own expense with all applicable federal, state, local and foreign laws, ordinances, regulations and codes, including all applicable laws, ordinances, regulations and codes governing telemarketing (collectively, "Applicable Laws"), including identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections (collectively, "Applicable Permits") in performing its duties under this Agreement. Contractor shall instruct its subcontractors and independent agents to comply with all Applicable Laws and Applicable Permits in performing their duties under this Agreement. Contractor agrees to indemnify Company for any loss or damage that may be sustained by reason of any failure of Contractor to do so.

ARTICLE 19 - PUBLICITY/IDENTIFICATION

Contractor shall not, unless expressly authorized hereunder or by Company's written consent, engage in promotion or publicity about either party's participation in this Agreement, or in any circumstance connected herewith make public use of any AT&T identification. As used herein, "AT&T identification" means any copy or semblance of any trade name, trademark, service mark, insignia, symbol, logo, designation or other product or service identification of American Telephone and Telegraph Company or any of its subsidiaries or other affiliates (all "AT&T entities"), or any evidence of inspection by or for any AT&T entity. Contractor agrees to remove or obliterate any AT&T identification prior to any sale, use or disposition of any items rejected by Company, and shall indemnify any AT&T entity against any claim brought against it on account of Contractor's failure to do so. This article does not modify the Article entitled "Company Information".

Notwithstanding the foregoing, Contractor may represent that Company is a client of Contractor; however, Contractor is prohibited hereunder from making any other representations to anyone regarding its relationship to Company.

ARTICLE 20 - RIGHT OF ACCESS

Each party shall have the right to enter the premises of the other party during normal business hours with respect to the performance of this Agreement, subject to all applicable laws, rules and regulations.

ARTICLE 21 - WAIVER

The failure of either party at any time to enforce any right or remedy available to it under this Agreement or otherwise with respect to any breach or failure by the other party shall not be





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

ARTICLE 22 - SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Contractor and Company shall be construed and enforced accordingly.

ARTICLE 23 - SURVIVAL OF OBLIGATION

The obligations of the parties under this Agreement that by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of illustration only and not of limitation, those in the clauses COMPLIANCE WITH LAWS, INSURANCE, INDEMIFICATION/INFRINGEMENT, PUBLICITY/IDENTIFICATION, COMPANY INFORMATION, CONTRACTOR INFORMATION and TITLE TO WORK PRODUCTS, shall survive termination, cancellation or expiration of this Agreement.

ARTICLE 24 - CHOICE OF LAW

The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New Jersey excluding its choice of law rules. Contractor agrees to submit to the jurisdiction of any court wherein an action is commenced against Company based on a claim for which Contractor has agreed to indemnify Company under this Agreement.

ARTICLE 25 - IMPLEADER

Contractor shall not implead or bring an action against Company, its employees or customers based on any claim by any person for personal injury or death to an employee of Company or its customers occurring in the course or scope of employment and that arises out of materials or services furnished under this Agreement.

ARTICLE 26 - RELEASES VOID

Neither party shall require (1) waivers or releases of any personal rights or
(2) execution of documents, in both cases which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.


* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.


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                                                         CONFIDENTIAL TREATMENT


ARTICLE 27 - NONEXCLUSIVE MARKET RIGHTS

It is expressly understood and agreed that this Agreement does not grant Contractor exclusive rights or privileges of any nature with respect to the provision to Company of the services to be provided by Contractor hereunder.
It is, therefore, understood that Company may contract with other contractors for the procurement of services of the type to be provided by Contractor hereunder or itself engage in activities of the type to be provided as services by Contractor hereunder.

ARTICLE 28 - CHANGES

Company may, at any time, by written notice of its Representative, advise Contractor of Company's intent to make changes in or additions to the services to be rendered hereunder. If such intended changes cause an increase in the amount or character of Contractor's work under this Agreement, or in the time required for its performance, Contractor shall promptly so advise Company, specifying the impact of such change on the price or the time required for performance. Thereafter, if Company elects to make changes, Company and Contractor shall negotiate in good faith to agree on an equitable adjustment to all appropriate terms and conditions, including the amount to be paid to Contractor and the time for performance, and this Agreement shall be modified accordingly with an amendment executed by both parties. Company shall not be liable for any additional amounts to be paid Contractor and Contractor shall not be obligated to make any changes to the services provided hereunder unless the parties reach an agreement with respect to such modifications and execute an amendment to this Agreement.

ARTICLE 29 - ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between Contractor and Company relating to the subject matter hereof and shall not be modified or rescinded in any manner except by an amendment executed by both parties. Both Contractor and Company agree that no prior or contemporaneous oral representations form a part of their agreement. Additional or different terms inserted in this Agreement by Contractor, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by Company in writing. Estimates and forecasts furnished by Company shall not constitute commitments. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, Contractor and Company have executed this Agreement in duplicate as of February _, 1994.


SNYDER COMMUNICATIONS, L.P.                                 AT&T COMMUNICATIONS,
INC.


By:  /s/ Michele D. Snyder                                  By:
- --------------------------------                            --------------------------------

- --------------------------------
Title: Chief Operating Officer
- --------------------------------

Michele D. Snyder
- --------------------------------                            --------------------------------
Name (print)                                                Name (print)





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 1

This is Schedule 1 to Agreement No. ___ between AT&T Communications, Inc. (Company) and Snyder Communications, L.P. (Contractor) and sets forth the excluded countries to which reference is made in Article I of the Agreement. The excluded countries are:


                     *
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* Text deleted pursuant to an application for Confidential Treatment under Rule
406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT A

This is Exhibit A to Agreement No. _____________________________ between AT&T Communications, Inc. (Company) and Snyder Communications, LP (Contractor) and shows the principal services to be provided hereunder.

1. Contractor shall create, design and print (subject to Company's review and approval), at Contractor's sole expense, customized application brochures marketing Company's long distance services for consumers to the Foreign-Origin Consumer Market. Company shall use its reasonable best efforts to review and approve such brochures as quickly as possible, and in any event shall in all cases complete its review of such brochures by the sixth business day following Company's receipt of the draft brochure from Contractor. Contractor shall distribute such brochures by insertion into publications targeted at the Foreign-Origin Consumer Market in the United States, its territories and possessions for which Contractor has contracts or obtains contracts during the term of this Agreement (collectively, the "Subject Publications"). Contractor shall insert such brochures only in publications for which Contractor has exclusive insertion rights for insertions relating to long-distance telecommunications services.

2. Contractor shall provide Company thirty (30) days' prior notice of the publications into which such application brochures will be inserted and the particular schedule for such insertions. Company shall have the right to refuse any publication which it deems inappropriate for its image by providing Contractor notice of its objection within ten
         (10) days of receiving notice from Contractor of the proposed publication. Contractor may make good faith modifications to the schedule of insertions in the event of reasonable business contingencies, with notice to Company. Company will make reasonable efforts not to run any acquisition advertising marketing Company's long distance services for consumers in any publication on the same date which Contractor has notified Company that it will be inserting an application brochure into such publication.

3. Such inserts will not be marketed in the same issue of the Subject Publications with any other inserts provided by Contractor, provided, however, that Contractor may include one insert relating to banking products in such issue so long as such insert does not promote any alliances or promotions relating to long distance telecommunication services in connection with such banking products. Whenever an insert is marketed in the same issue of a Subject Publication as an insert provided by Contractor relating to banking products, Contractor shall provide a copy of the banking-products insert to Company within ten
         (10) days after the date of the publication.

4. Contractor shall market and sell Company long distance services for consumers to Foreign-Origin Consumer Market communities in the United States, its territories and possessions through door-to-door and other face-to-face selling activities and "take one"





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         displays and any other marketing activities mutually agreed upon by the parties (collectively, "Field Marketing Activities"). Company shall provide Contractor ten (10) days' prior notice of the proposed location for any Company event targeted to the Foreign-Origin Consumer Market and Contractor shall not conduct Field Marketing Activities at such location during any such Company event.

5. Contractor shall make its sales management staff available at Contractor's offices or at another location in the Washington, D.C. metropolitan area for such training as is contemplated hereby and shall otherwise cooperate with Company in ensuring that Contractor's sales management staff are appropriately trained with respect to Company products and services to be marketed hereunder.

6. Contractor shall provide inbound telemarketing services as necessary for the receipt of subscriber authorizations arising from application brochures distributed by Contractor pursuant hereto. Upon the mutual agreement of both parties, Contractor may provide outbound telemarketing services for purposes to be specified by the parties.

7. Contractor shall make its telemarketing personnel reasonably available at Contractor's offices or another location in the Washington, D.C. metropolitan area for such training as is contemplated hereby and shall otherwise cooperate with Company in ensuring that Contractor's telemarketing personnel are appropriately trained with respect to Company's products and services to be marketed hereunder. Contractor agrees to submit telemarketing scripts, job aids and other written materials to Company for its review and approval prior to such materials, first use by telemarketers.

8. Contractor shall receive, process, and transmit subscriber authorizations in accordance with such reasonable procedures as Company may require.

9. Contractor hereby agrees that it shall not create or distribute customized application brochures targeted to the Foreign-Origin Consumer Market to be inserted into the Subject Publications for any other long-distance telecommunications company during the term of this Agreement.

10. It is agreed and understood that during the term of this Agreement Company shall have category exclusivity for the long-distance telecommunications category for programs that are of the type contemplated by this Agreement and are targeted at the Foreign-Origin Consumer Market.

11. Contractor shall offer Company an exclusive right to negotiate an agreement relating to any other marketing program involving long-distance telecommunications services targeted to the Foreign-Origin Consumer Market during the term of this Agreement for a period of forty-five (45) days after Contractor submits the proposed program to





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         Company. If Contractor and Company do not agree upon the terms and conditions of such program within such period, Contractor shall, subject to the provisions of Section 12 of this Exhibit A in the case of an acquisition program, thereafter have the right to offer such program to other parties.

12. Contractor agrees that it shall not provide any Foreign-Origin Consumer Market-targeted services involving acquisition programs for long-distance telecommunications services to any other telecommunications company, nor shall it enter into negotiations or discussions with any other telecommunications company with a view to providing such services to such other telecommunications company, until the thirtieth (30th) day following the termination or expiration of this Agreement.

13.      Company shall provide___________*___________ that are ________* _____
         throughout the term of this Agreement.

14. Company shall use reasonable efforts to supply timely product and rate information to Contractor during the term of this Agreement.

15. Company shall provide to Contractor's telemarketing personnel, at Company's own expense and on a timely basis, training and appropriate materials regarding products and services to be marketed hereunder. Company shall provide to Contractor's field sales management staff, at Company's own expense and on a timely basis, training and information regarding Company's products and services to be marketed hereunder.

16. Company shall provide a monthly report to Contractor, sorted by identification number and, so long as Contractor has provided an electronic media file to Company for the relevant data, accompanied by an electronic media file, providing the following information for each application submitted:

         a. an identification number which can be utilized to track the publication into which the application was inserted or the source from which the application originated;

         b. status as "Acceptable" or "Unacceptable" sorted by the application number described in item 1 above, and if installed, the enrollment date and if not installed, the reason it was deemed unacceptable; and

         c.      ___________________________*_______________________________

17. Contractor agrees to take the following actions to prevent the fraudulent solicitation of customer switching that is customarily referred to as "slamming" (referred to herein as "Fraudulent Solicitation"):





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         a. Contractor shall institute and maintain strict training guidelines for its field sales people designed to ensure that its field sales people are aware that Fraudulent Solicitation is prohibited;

         b. Contractor shall supervise its field sales personnel so as to permit prompt detection of any Fraudulent Solicitation;

         c. Contractor shall not provide any compensation to any member of its field sales staff for a ______*_____ customer if Contractor has previously paid the field sales staff member for obtaining a______*_____ customer at the same billing telephone number in the previous three (3) months and, in addition, shall deduct from future compensation payable to the field sales staff member the amount of any compensation paid by Contractor to the field sales staff member for the initial authorization obtained from the _________*___________ customer; and

         d. Contractor shall promptly discharge any member of its field sales staff that is determined by Contractor to have engaged in Fraudulent Solicitation.

18. Company shall promptly return all uninstalled applications to Contractor. Such returned applications shall be utilized by Contractor exclusively for training, reapplication and quality control purposes. Uninstalled applications are Company Information as defined in Article 7 of this Agreement and shall be returned to Company upon termination or expiration of this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT B

This is Exhibit B to Agreement No. _________________________ between AT&T Communications, Inc. (Company) and Snyder Communications, LP (Contractor) and shows the amounts to be paid Contractor for the various services to be performed hereunder.

Company shall pay Contractor, following receipt and acceptance of Contractor's invoices by Company, in accordance with the following:

1.       COMPENSATION

         a. Company shall pay Contractor as follows for each new Company _______*_____ customer obtained through Contractor's marketing efforts hereunder:

                 i. Company shall pay Contractor_____*_____for each new Company____________*______ customer________________
                          ________________________*__________________________
                          ____________________________*____________.

                 ii. Company shall pay Contractor_____*_____for each new Company__________*________ customer________________
                          __________________________________ *_______________
                          ___________________________*_____.

                 iii. Company shall pay Contractor_____*_____for each new Company___________*_______ customer________________
                          ____________________*______________________________
                          _____________________________*_______.

                 iv.      _______________*___________________________________
                          __________________*________________________________
                          _____________________*_________________.

         b. In addition to the compensation payable pursuant to Section 1.a of this Exhibit B, Company shall pay Contractor in addition_______________*____________________________________
                 ___________________*________________________________________
                 ________________*___________.

         c. Contractor shall, at its own cost and expense, construct or arrange for the construction of field sales booths for ______ sales people to be used by it in providing the services contemplated hereby (the "Field Sales Booths"). Company shall





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                 make a payment (the "Booth Payment") to Contractor in connection with the construction of the Field Sales Booths that is equal to the lesser of (a)_____ * _____ and (b)
                 ________________________*___________________________________
                 _____________________________________________________________
                 _________________________*___________________________________
                 ___________________*_________________________.  Company shall pay Contractor a ______*_____ portion of the Booth Payment within thirty (30) days of receipt of an appropriate invoice after the execution of this Agreement and shall pay Contractor the balance of the Booth Payment within thirty (30) days of receipt of notice that Contractor has staffed its Field Marketing Activities with at least____*___ sales people and has provided Company with documented actual materials and labor costs.

         d. For a period ___________*_________ following the termination or expiration of this Agreement, Company shall accept outstanding but not yet submitted applications that were obtained by Contractor from customers prior to the expiration or termination of the Agreement or were distributed to customers prior to the expiration or termination of the Agreement. Contractor shall be compensated for these submitted sales under the terms of this Agreement.

2.       LIMITATION ON COMPENSATION

         a. Notwithstanding any provision of Section 1 of this Exhibit B, the total compensation payable by Company to Contractor during the term of this agreement shall not exceed ________*________. Contractor shall notify Company not less than sixty (60) days before the date it reasonably expects the total compensation paid under the agreement to reach________*________. Following such notification, Company and Contractor shall negotiate in good faith to increase the maximum total compensation limit of this Agreement.

         b. Company shall notify Contractor on the date that total compensation paid reaches the then applicable maximum total compensation limit. If the parties have not amended this Agreement to increase the maximum total compensation limit prior to such date, then Contractor's obligations to perform any services under this Agreement shall cease, and Contractor shall not have any obligation to deliver to Company any additional applications obtained by Contractor under the agreement. If the parties do not execute an amendment increasing the maximum total compensation within ten (10) days after the date on which the maximum total compensation limit is reached, then either party may immediately terminate this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

3.       PAYMENT SCHEDULE

         a. Subject to Section 3.b below, compensation payments to Contractor shall be made according to the following schedule:

                 i. An initial payment of______*_____ for each______*____ customer shall be made by Company on or before___*___
                          ______________________*___________.

                 ii. A_________ *____________ payment shall be made for each___________*__________ customer on or before the __________________*_______________________ as follows:

                          a. Company shall pay Contractor____*__for each _____*________customer ________*_____________
                                  __________*__________________________________
                                  _____________*________.

                          b. Company shall pay Contractor___ *___________ for each________ *_____ customer ______*____
                                  ____________________*_______________________
                                  ______________________*_____________________
                                  __________________*___________.

                          c.      _______________________*____________________
                                  ______________________*_____________________
                                  _____________________*______________________
                                  ___________________*________________________
                                  __________________*____________.

         b. If Company's information systems are not able to process the information required to make payments to Contractor in accordance with Section 3.a above for applications______*____, compensation payments shall be made for applications submitted ______*__________as follows:

                 i.       An_____*_____ payment of _____*_____ for each
                          application submitted shall be made by Company. Company shall use its best efforts to make this payment on or before the tenth (10th) day, and shall in all cases make this payment an or before the thirtieth (30th) day, of the first month following the month the application was submitted.

* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                 ii. A_________*________ payment shall be made for each application submitted on or before the thirtieth
                          (30th) day _________*_____________________________
                          _____________________*____________________________
                          _______________________*__________________________
                          ________________________*______as follows:

                          a. Company shall pay Contractor______*_________ for each____*___ customer __________________
                                  _______________*____________________________
                                  ____________________*_______________________
                                  _______________________*____________________
                                  ___________*______________________________.

                          b. Company shall pay Contractor______*_________ for each__________*________ customer________
                                  ___________________ *_______________________
                                  _______________________*____________________
                                  _________________________*__________________
                                  _____________*________________________.

                          c. Company shall pay Contractor * for each customer____*_______________________________
                                  ___________________ *_______________________
                                  _______________________*____________________
                                  _________________________*__________________
                                  _____________*________________________.



                          d.      _________________*__________________________
                                  ___________________ *_______________________
                                  _______________________*____________________
                                  _________________________*__________________
                                  _____________*________________________.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT C

This is Exhibit C to Agreement No. ______ between AT&T communications, Inc. (Company) and Snyder Communications, L.P. (Contractor) and sets forth the procedures contemplated by Article 13 of the Agreement.

The specific documents to be provided by Company and the specific compensation verification procedures to be performed by the Examining Accountant on Company's relevant customer and billing records, which are in support of the periodic payments required to be made by Company to Contractor under the Agreement, will be as follows:

1.       Documents to be provided by Company:

         Upon request by Contractor pursuant to Article 13, Company will provide the Examining Accountant with an electronic media file containing a detailed listing of individual customer data. All references to customer herein refer to customers originated and presented by Contractor to Company for acceptance. This detailed listing of individual customer data will reflect all customers accepted or rejected by Company since the later of the original agreement date and the last presentation of a detailed listing of individual customer data to the Examining Accountant, and will at the least include the following data:

         a.      amounts paid to Contractor for each customer.

         b. unique application/customer identification number for each customer identifiable by Contractor.

         c.      date of acceptance for each individual customer.

         d. if applicable, the reason(s) for rejection of the individual customer.

2.       The following procedures will be employed by the Examining Accountant:

         a. The Examining Accountant, utilizing the detailed listing of individual customer data described in Section 1.a above, upon request by Contractor pursuant to Article 13, will select, no more than twice per year, a sample of ____*, providing the detailed listing of individual customer data reflects ___*__. If the detailed listing of individual customer data reflects _____*________, the sample selected will__________*_________.




* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         b. The sample of customers selected will be presented to Company, and Company will then provide individual detailed billing information for each of the customers in the sample group for both of the relevant billing cycles.

         c. During the compensation review, the Examining Accountant will provide to Company an exception list of customer names and/or unique application numbers along with the individual nature and amount of the exceptions.

         d. Company's key channel or systems personnel will work with the Examining Accountant and the excepted customers to resolve the exceptions.

         e. Exceptions, when projected using sampling techniques to the full population of customers from which the sample was selected, that are valued at the greater of_______*________ or ___*___of the total fee value for that population of customers, will allow the Examining Accountant to perform further sampling and testing of _____*_______from that population.

         f. In no event will the Examining Accountant be permitted to review or audit the books of account, journals or ledgers of Company.

         g. Prior to commencing review, the Examining Accountant will execute a non-disclosure agreement containing reasonable and customary terms.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                     SNYDER

- --------------------------------------------------------------------------------

                              COMMUNICATIONS, L.P.

               FIRST AMENDMENT TO PROFESSIONAL SERVICES AGREEMENT

                 This First Amendment to Professional Services Agreement is entered into as of this 27th day of September, 1994, by AT&T COMMUNICATIONS, INC. (the "Company") and SNYDER COMMUNICATIONS L.P. (the "Contractor"), and amends, supplements and modifies that certain Professional Services Agreement entered into as of February 1994 by and between the Company and the Contractor (the "Agreement").

                 1. Subject in all respect to the conditions contained in this First Amendment, the Agreement is hereby amended as follows:

                 A. Section 4. of Exhibit A to the Agreement is hereby amended to read, in its entirety, as follows:

                          4. Contractor shall market and sell Company long distance services for consumers to Foreign-Origin Consumer Market communities in the United States, its territories and possessions through door-to-door and other face-to-face selling activities and "take one" displays and any other marketing activities mutually agreed upon by the parties (collectively, "Field Marketing Activities"). THE COMPANY'S LONG DISTANCE SERVICES FOR CONSUMERS SOLD BY CONTRACTOR SHALL INCLUDE, WITHOUT LIMITATION AND AT COMPANY'S OPTION,______* ______________,
                                  _______*________AND____* _______ OR SUCH
                                  OTHER LONG DISTANCE SERVICES THAT COMPANY MAY CHOOSE TO OFFER TO THE FOREIGN-ORIGIN CONSUMER MARKET. Company shall provide Contractor ten (10) days' prior notice of the proposed location for any Company event targeted to the Foreign-Origin Consumer Market and Contractor shall not conduct Field Marketing Activities at such location during any such Company event.

Two Democracy Center
6903 Rockledge Drive
Fifteenth Floor
Bethesda, MD 20817
(301) 468-1010
FAX (301) 468-0305





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

CON94/AT&T First Amendment                                CONFIDENTIAL TREATMENT
October 20, 1994 (Revised)
Page 2




                 B. A new paragraph marked "v" is hereby added to sub-section "a." of Section 1. ("Compensation") of Exhibit B to the Agreement, providing as follows:

                          v. In addition to any other payments provided herein, Company shall pay Contractor___*___ for each current AT&T customer_____*_______, _______*_________or the_________*__________,
                                  _____*_________.

                 C. A new paragraph marked "iii." is hereby added to sub-section "a." of Section 3. ("Payment Schedule") of Exhibit B to the Agreement, providing as follows:

                          iii.    The payment of____*_____for_____*___________
                                  Customer in the____________*____________,
                                  __________*______or the __________*______,
                                  shall be made by the Company on or
                                  before the thirtieth (30th) day of the first
                                  month_________________*____________________
                                  ___________________*_______________________
                                  ________________*__________________________
                                  _______*___________________________________
                                  __________________*________________________
                                  ______________*______________.

                 2. Except as specifically provided in this First Amendment, all other terms provisions, conditions and covenants contained in the Agreement shall remain in full force and effect.

                 3. In the event any conflict shall arise with respect to interpretation or enforcement, between the provisions of this First Amendment and the provisions of the Agreement, the provisions of this First Amendment shall control the resolution of such conflict.

                 IN WITNESS WHEREOF, the Company and the Contractor have executed this First Amendment to Professional Services Agreement as of the date and year first written above.

SNYDER COMMUNICATIONS, L.P.                                 AT&T COMMUNICATIONS, INC.



BY: Michele D. Snyder                                       BY:
- -------------------------------                             ---------------------------------------
Title: Chief Operating Officer                              TITLE:
- -------------------------------                             ---------------------------------------
DATE: 10/20/94                                              DATE:
- -------------------------------                             ---------------------------------------



* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT




                        PROFESSIONAL SERVICES AGREEMENT

                                  WITNESSETH:

That in consideration of the agreements expressed herein, AT&T COMMUNICATIONS, INC., ("Company"), having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920, and SNYDER COMMUNICATIONS, L.P., ("Contractor"), having an office at Democracy Center, 6903 Rockledge Drive, Fifteenth Floor, Bethesda, Maryland 20817, and whose Tax Identification Number is 52-1629980, do hereby agree as follows:

ARTICLE 1 - STATEMENT OF WORK

Contractor shall render to Company all the services specified in Exhibit A, attached hereto and made a part hereof, for the foreign-origin consumer market (defined as the market comprising consumers in the United States, its territories and possessions who (a) speak the foreign languages spoken as the native tongue in all foreign countries except those countries listed on
Schedule 1 hereto or (b) are English speakers who consider foreign countries other than those countries listed on Schedule 1 hereto their home) (the "Foreign-Origin Consumer Market"). Contractor shall provide all such services to the highest professional standards and in conformity with ethical and legal standards.

ARTICLE 2 - DURATION

This Agreement applies to all work performed by Contractor or on behalf of Contractor described in Exhibit A hereto before the expiration of this Agreement, whether such work is performed in anticipation of or following the execution of this Agreement. This Agreement shall expire on March 31, 1995. This Agreement may be renewed upon mutual agreement of both parties. Company shall provide Contractor notice of its intent to renew the program contemplated hereby at least thirty (30) days prior to the expiration of this Agreement. Company shall have a right of first refusal for the renewal of the program contemplated hereby until thirty (30) days prior to the date of the expiration of this Agreement; provided, however, that the period during which company shall have a right of first refusal shall be extended through the date of the expiration of this Agreement in the event that Company has, on or prior to the thirtieth day prior to the date of the expiration of this Agreement, given notice of its intent to renew the program contemplated hereby. If Contractor and Company do not agree upon the terms and conditions of such renewal during the period in which Company has a right of first refusal, Contractor shall thereafter have the right to offer such program to other parties, subject to the provisions of Section 12 of Exhibit A.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

ARTICLE 3 - AGREEMENT PRICE

Upon submission of accurate invoices by Contractor as required herein, Company shall pay Contractor for the performance of this Agreement in accordance with the schedule contained in Exhibit B, attached hereto and made a part hereof. Unless otherwise specifically provided herein, the scheduled payments include the cost of all labor, equipment, materials, work products and other disbursements required to complete the services described in Exhibit A, and there shall be no additional charges unless agreed to by both parties.

ARTICLE 4 - INVOICING

Contractor shall invoice Company monthly for all payments due based on the compensation schedule set forth in Exhibit B using the reports provided by Company under Exhibit A. Contractor shall render invoices against this Agreement, which shall indicate amounts due (and the basis for the determination thereof) in accordance with the schedule of payments in Exhibit B, shall reflect this Agreement Number ______, and shall be submitted in duplicate to:

                                        Diana Garcia Farrell
                                        AT&T
                                        412 Mt. Kemble Avenue
                                        Room C 374-C
                                        Morristown, New Jersey  07962

Contractor shall mail invoices with copies of any supporting documentation required herein.

ARTICLE 5 - REPRESENTATIVES

Company's Representative is Diana Garcia Farrell or such other persons as may be designated in writing by Company from time to time. Contractor's Representative is Sheila Cosgarea or such other persons as may be designated in writing by Contractor from time to time.

ARTICLE 6 - NOTICES

Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Contractor or company shall be in writing and shall be given or made by telegram, tested telex, confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective parties as follows:





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

To Company:                Diana Garcia Farrell
                           AT&T
                           412 Mt. Kemble Avenue
                           Room C 374-C
                           Morristown, New Jersey  07962

                           telephone:  (201) 644-8460
                           facsimile:  (201) 644-6326

To Contractor:             Sheila Cosgarea
                           Snyder Communications, LP
                           Democracy Center Two
                           6903 Rockledge Drive, 15th Floor
                           Bethesda, Maryland  20817

                           telephone:  (301) 468-1010
                           facsimile:  (301) 468-0305

Such notice or demand shall be deemed to have been given or made when sent by telegram, telex, facsimile, or other similar communication or five days after deposit, postage prepaid, in the U.S. mail.

The above addresses may be changed at any time by giving prior notice as above provided.

ARTICLE 7 - COMPANY INFORMATION

"Company Information" shall mean any tangible or intangible work and work products comprising or incorporated in specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, whether expressed in written or other recorded form or orally or otherwise, owned or controlled by Company and furnished to or acquired by Contractor under this Agreement, including, but not limited to, lists of customers provided by Company or developed by Contractor for Company in connection with the services performed or promotion activities undertaken pursuant to this Agreement and the Field Sales Booths and Editorial and Graphic Property referenced in Article 9 of this Agreement. All Company Information shall be deemed to be and remain Company's property. All copies of such Company Information in written, graphic or other tangible form, including but not limited to customer lists, shall, at no extra cost to Company and as it directs, be destroyed, surrendered or returned to Company promptly upon termination of this Agreement. Unless such Company Information was previously known to Contractor free of any obligation to keep it confidential as evidenced by documentation in Contractor's possession, or has been or is subsequently made public through no improper means imputable to Contractor, or is independently developed by Contractor, or is lawfully received free of known restrictions from





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

another source, it shall be kept confidential by Contractor, shall be used only in performing Contractor's obligations or exercising Contractor's rights under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between Contractor and Company separately in writing. Contractor shall ensure that none of Contractor's employees or subcontractors who are providing services, or supporting the provision of services, to other companies engaged in the provision of long-distance telecommunications services (other than Contractor's President and Chief Executive Officer, Chief Operating Officer, Vice President of Direct Sales and Senior Vice President) shall receive or have communicated to them any Company Information.

ARTICLE 8 - CONTRACTOR INFORMATION

"Contractor Information" shall mean any tangible or intangible work and work products comprising or incorporated in specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, whether expressed in written or other recorded form or orally or otherwise, owned or controlled by Contractor and furnished to or acquired by Company under this Agreement. Except as may be otherwise provided in Article 9, all Contractor Information shall be deemed to be and remain Contractor's property. All copies of such Contractor Information in written, graphic or other tangible form shall, at no extra cost to Contractor and as it directs, be destroyed or surrendered to Contractor promptly upon termination of this Agreement. Unless such Contractor Information was previously known to Company free of any obligation to keep it confidential as evidenced by documentation in Company's possession, or has been or is subsequently made public through no improper means imputable to Company, or is independently developed by Company, or is lawfully received free of known restrictions from another source, it shall be kept confidential by Company, shall be used only in performing Company's obligations or exercising Company's rights under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between Company and Contractor separately in writing.

ARTICLE 9 - TITLE TO WORK PRODUCTS

All of Contractor's right, title and interest in and to the Field Sales Booths (as defined in Exhibit A hereof) and the editorial and graphic portions of other advertising and marketing materials (the "Editorial and Graphic Property") developed or produced under this Agreement by or on behalf of Contractor for Company, all of Contractor's right, title and interest in copyrights and other intellectual property rights derived from the same, and all of Contractor's right, title and interest in and to customer lists developed by Contractor for Company in connection with the services provided or promotional activities undertaken pursuant to this Agreement shall be and are hereby assigned by Contractor to Company and are hereby agreed by Contractor to be transferred to Company or otherwise vested therein, effective when first capable of being so assigned, transferred or vested. Contractor shall obligate its employees, subcontractors and others to provide, and shall supply to Company at no extra cost, all such assignments, rights and covenants





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

as Company reasonably deems appropriate to assure and perfect such transfer or other vesting. The Editorial and Graphic Property shall be provided to Company as required herein or on termination or expiration of this Agreement, whichever is earlier, unless Contractor is requested in writing to do otherwise. The Field Sales Booths shall be made available by Contractor for pick up by Company at Contractor's offices or at one other location in the Washington, D.C. metropolitan area upon termination or expiration of this Agreement. The Field Sales Booths and the Editorial and Graphic Property shall be considered to be a "work made for hire" to the extent allowed by law. Notwithstanding anything in this Article 9 to the contrary, Company shall not acquire title to (a) Contractor's trademarks, service marks, or trade secrets, (b) Contractor's copyrights, other intellectual property rights, and tangible work products preexisting execution of this Agreement and not developed or produced in anticipation hereof, and (c) any information used in the program which is not specifically related to Company, including, by way of illustration and not of limitation, training manuals used by Contractor.

The work and work products developed or produced under this Agreement shall be the original work of Contractor, unless Company's Representative has consented in writing to the inclusion of work or work products owned or copyrighted by others (hereafter "included works"). In requesting such consent, Contractor shall notify Company of the scope of the rights and permissions Contractor intends to obtain for Company with respect to such included works and modify the scope of same as requested by Company. Copies of all rights and permissions, clearly identifying the included works to which they apply, shall be supplied to Company promptly after their acquisition.

Company acknowledges that Contractor normally obtains stock photography under single-use licenses from third-party copyright owners. Company hereby generally consents to inclusion of stock photography in the work products to be produced under this Agreement.

ARTICLE 10 - INDEMNIFICATION/INFRINGEMENT

Contractor agrees to indemnify and save harmless Company, its subsidiaries and other affiliates, its and their direct and indirect customers, and the officers, directors, employees, successors and assigns of any of them (all hereinafter referred to in this paragraph as "Company") from and against claims, losses, damages, expenses, liabilities, suits, demands, or liens that arise out of or result from:

         (1) Injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the work or services performed by Contractor or persons furnished by Contractor;

         (2) Assertions under Workers' Compensation or similar acts made by persons furnished by Contractor or by any subcontractor of Contractor, or by reason of





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                 any injuries to such persons for which Company would be responsible under Workers' Compensation or similar acts if the persons were employed by the Company;

         (3) Any failure on the part of Contractor to satisfy all claims for labor, equipment, materials and other obligations relating to the performance of the work hereunder;

         (4) Any failure by Contractor to perform Contractor's obligations under this clause or the Insurance clause; and

         (5) Any alleged act of infringement of any patent, trademark, copyright or other right or any misappropriation (including misuse) of any trade secret or other proprietary interest, except where such infringement or misappropriation arises from Contractor's adherence to or reliance on Company's written instructions or authorization, in which case Company shall so indemnify Contractor.

Company agrees to indemnify and save harmless Contractor, its partners and other affiliates and the officers, directors, employees, successors and assigns of any of them (all hereinafter referred to in this paragraph as "Contractor") from and against claims, losses, damages, expenses, liabilities, suits, demands, or liens that arise out of or result from:

         (1) any error or omission by Company with respect to long distance services product or rate information furnished or approved by Company, provided that the indemnification obligations of this clause (1) shall apply only where such information is included in (a) an English language advertisement, brochure, application, insert or other promotional or training document, publication or dissemination that has been approved by Company or (b) an English language version of an advertisement, brochure, application, insert or other promotional or training document, publication or dissemination that is to be distributed or otherwise disseminated in a language or languages other than English, which English language version has been provided by Contractor to company and has been approved by Company prior to its translation into language(s) other than English, provided that the indemnification obligations of this paragraph shall not extend to errors or omissions in long-distance services product or rate information that result from foreign language translation errors where such translation services are provided by Contractor; or

         (2) any act or omission for which the Company (as such term is used in the preceding paragraph) is obligated pursuant to the terms of clause (5) of the preceding paragraph to indemnify Contractor.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

Each party shall defend or settle, at its own expense, any action or suit against the other for which it is responsible hereunder and shall reimburse the other for reasonable attorneys' fees, interest, costs of suit and all other expenses incurred by the other in connection therewith. Each party shall notify the other promptly of any claim for which the other is responsible hereunder, and shall cooperate with the other in every reasonable way to facilitate the defense of any such claim.

ARTICLE 11 - INSURANCE

Contractor shall maintain during the term of this Agreement (1)______*_________ insurance as prescribed by the law of the state or nation in which the work is performed, (2)________*__________insurance with limits of__________*_______
each occurrence, (3)_______*________insurance, if the use of_________*________
is required, with limits of________*________combined single limit for___*___ and_____________________*__________________for each occurrence, (4)
________*__________ insurance, including______________________*______________
and_____________________*______________________, with limits of_______*_______
combined single limit for____________*_________and_______________ *___________
for each occurrence. All ________insurance shall designate Company as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage.

Contractor agrees that Contractor, Contractor's insurer(s) and anyone claiming by, through, under or in Contractor's behalf shall have no claim, right of action or right of subrogation against Company based on any loss or liability insured under the foregoing insurance. Contractor shall furnish within 30 days following the effective dates hereof certificates or adequate proof of the foregoing insurance. Company shall be notified in writing at least thirty (30) days prior to cancellation or any change in the policy.

ARTICLE 12  - RELATIONSHIP

Contractor shall exercise full control and direction over the employees of Contractor performing the services covered by this Agreement. Contractor shall provide direction and detailed specifications to any subcontractors or employees of subcontractors performing the services covered by this Agreement. Any changes in personnel that may be reasonably requested by Company through its authorized representative shall be made as soon as possible.

Neither Contractor nor its employees or agents shall be deemed to be Company's employees or agents. It is understood that Contractor is an independent contractor for all purposes and at all times. Contractor is wholly responsible for withholding and payment of all applicable federal, state and local income and other payroll taxes with respect to its employees, including contributions from them as required by law.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

ARTICLE 13 - COMPENSATION AND OTHER VERIFICATION

Upon reasonable prior request by Company, Contractor will permit Company to inspect its facilities and procedures used to perform services for Company hereunder, and Contractor shall comply promptly with all reasonable requests made by Company to modify such facilities and procedures to maintain and enhance to Company's satisfaction Contractor's security arrangements and procedures for the protection of Company Information and property, including but not limited to, all Company customer data maintained by Contractor.

Contractor shall have the right, at its sole expense, to have an independent certified public accountant (the "Examining Accountant") examine individual customer data in accordance with the procedures set forth in Exhibit C hereto. Such examinations shall be made during regular business hours and upon ten (10) days' prior written notice and may be conducted no more than twice per calendar year.

If the results of the Examining Accountant's review indicate that Contractor is owed additional compensation by Company hereunder, Company shall pay such additional compensation to Contractor within thirty (30) days of the completion of the Examining Accountant's review. If the results of the Examining Accountant's review indicate that Contractor has received more compensation from Company than Company is obligated to pay Contractor hereunder, the amount of any such excess compensation shall be credited against future payments owed by Company to Contractor hereunder.

ARTICLE 14 - TERMINATION

In the event either party materially breaches any of the terms of this Agreement, the other party may terminate this Agreement, in whole or in part, if such breach is not cured within 30 days after notice thereof is given to the breaching party. In such case, subject to Company's right of set off, Company's liability, if any, shall be limited to payment of the amount due for services performed by Contractor hereunder through the date of termination in accordance with the compensation provisions set forth in Exhibit B hereto, including without limitation the provisions of Section 1(d) of Exhibit B. Such payment shall constitute a full and complete discharge of Company's obligations. In no event shall Company's liability exceed the amounts calculated in accordance with Exhibit B of this Agreement. Upon such a termination, Company shall pay Contractor monies due and owing pursuant to this Article or Contractor shall refund monies due Company, if any. [In handwriting] Company may also terminate this agreement in accordance with Section 12 of Exhibit A. [Initialed by both parties.]

ARTICLE 15 - FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike,





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party or its subcontractors ("force majeure conditions"). Notwithstanding the foregoing, Contractor's liability for loss or damage to Company's material in Contractor's possession or control shall not be modified by this clause. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party, stating the nature of the force majeure condition and any action being taken to avoid or minimize its effect, and the party affected by the other's delay or inability to perform may elect to: (1) suspend this Agreement for the duration of the force majeure condition and, (a) at its option, obtain elsewhere services to be furnished under this Agreement and (b) once the force majeure condition ceases, resume performance under this Agreement with an option in the affected party to extend the period of the Agreement up to the length of time the force majeure condition endured; and/or
(2) when the delay of non-performance continues for a period of at least fifteen (15) days, terminate, at no charge, this Agreement or the part of it relating to services not already performed. Unless written notice is given within forty-five (45) days after the affected party is notified of the force majeure condition, option (1) shall be deemed to have been selected.

ARTICLE 16 - ASSIGNMENT

Contractor shall not assign any right or interest under this Agreement (excepting monies due or to become due), or delegate or subcontract any work or other obligation to be performed or owed under this Agreement without prior written consent of Company except for printing services and the use by Contractor of independent sales agents in Field Marketing Activities (as defined in Exhibit A hereto). Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective. Any assignment of monies shall be void and ineffective to the extent that (1) Contractor shall not have given Company at least thirty (30) days' prior written notice of such assignment or (2) such assignment attempts to impose upon Company obligations to the assignee additional to the payment of such monies, or to preclude Company from dealing solely and directly with Contractor in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due. All work performed by Contractor' s subcontractor(s) at any tier shall be deemed work performed by Contractor.

ARTICLE 17 - TAXES

Company shall reimburse Contractor for state and local sales and use taxes incurred by Contractor with respect to production of the sales booths described in Section 1.c of Exhibit B and the services to be performed under this Agreement. Taxes payable by Company shall be billed as separate items on Contractor's invoices and shall not be included in Contractor's prices.
Company shall have the right to have Contractor contest any such taxes that Company deems improperly levied, at Company's expense and subject to Company's direction and control.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

ARTICLE 18 - COMPLIANCE WITH LAWS

Contractor and all persons furnished by Contractor shall comply at their own expense with all applicable federal, state, local and foreign laws, ordinances, regulations and codes, including all applicable laws, ordinances, regulations and codes governing telemarketing (collectively, "Applicable Laws"), including identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections (collectively, "Applicable Permits") in performing its duties under this Agreement. Contractor shall instruct its subcontractors and independent agents to comply with all Applicable Laws and Applicable Permits in performing their duties under this Agreement. Contractor agrees to indemnify Company for any loss or damage that may be sustained by reason of any failure of Contractor to do so.

ARTICLE 19 - PUBLICITY/IDENTIFICATION

Contractor shall not, unless expressly authorized hereunder or by Company's written consent, engage in promotion or publicity about either party's participation in this Agreement, or in any circumstance connected herewith make public use of any AT&T identification. As used herein, "AT&T identification" means any copy or semblance of any trade name, trademark, service mark, insignia, symbol, logo, designation or other product or service identification of American Telephone and Telegraph Company or any of its subsidiaries or other affiliates (all "AT&T entities"), or any evidence of inspection by or for any AT&T entity. Contractor agrees to remove or obliterate any AT&T identification prior to any sale, use or disposition of any items rejected by Company, and shall indemnify any AT&T entity against any claim brought against it on account of Contractor's failure to do so. This article does not modify the Article entitled "Company Information".

Notwithstanding the foregoing, Contractor may represent that Company is a client of Contractor; however, Contractor is prohibited hereunder from making any other representations to anyone regarding its relationship to Company.

ARTICLE 20 - RIGHT OF ACCESS

Each party shall have the right to enter the premises of the other party during normal business hours with respect to the performance of this Agreement, subject to all applicable laws, rules and regulations.

ARTICLE 21 - WAIVER

The failure of either party at any time to enforce any right or remedy available to it under this Agreement or otherwise with respect to any breach or failure by the other party shall not be





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

ARTICLE 22 - SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Contractor and Company shall be construed and enforced accordingly.

ARTICLE 23 - SURVIVAL OF OBLIGATION

The obligations of the parties under this Agreement that by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of illustration only and not of limitation, those in the clauses COMPLIANCE WITH LAWS, INSURANCE, INDEMIFICATION/INFRINGEMENT, PUBLICITY/IDENTIFICATION, COMPANY INFORMATION, CONTRACTOR INFORMATION and TITLE TO WORK PRODUCTS, shall survive termination, cancellation or expiration of this Agreement.

ARTICLE 24 - CHOICE OF LAW

The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New Jersey excluding its choice of law rules. Contractor agrees to submit to the jurisdiction of any court wherein an action is commenced against Company based on a claim for which Contractor has agreed to indemnify Company under this Agreement.

ARTICLE 25 - IMPLEADER

Contractor shall not implead or bring an action against Company, its employees or customers based on any claim by any person for personal injury or death to an employee of Company or its customers occurring in the course or scope of employment and that arises out of materials or services furnished under this Agreement.

ARTICLE 26 - RELEASES VOID

Neither party shall require (1) waivers or releases of any personal rights or
(2) execution of documents, in both cases which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

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                                                          CONFIDENTIAL TREATMENT

ARTICLE 27 - NONEXCLUSIVE MARKET RIGHTS

It is expressly understood and agreed that this Agreement does not grant Contractor exclusive rights or privileges of any nature with respect to the provision to Company of the services to be provided by Contractor hereunder.
It is, therefore, understood that Company may contract with other contractors for the procurement of services of the type to be provided by Contractor hereunder or itself engage in activities of the type to be provided as services by Contractor hereunder.

ARTICLE 28 - CHANGES

Company may, at any time, by written notice of its Representative, advise Contractor of Company's intent to make changes in or additions to the services to be rendered hereunder. If such intended changes cause an increase in the amount or character of Contractor's work under this Agreement, or in the time required for its performance, Contractor shall promptly so advise Company, specifying the impact of such change on the price or the time required for performance. Thereafter, if Company elects to make changes, Company and Contractor shall negotiate in good faith to agree on an equitable adjustment to all appropriate terms and conditions, including the amount to be paid to Contractor and the time for performance, and this Agreement shall be modified accordingly with an amendment executed by both parties. Company shall not be liable for any additional amounts to be paid Contractor and Contractor shall not be obligated to make any changes to the services provided hereunder unless the parties reach an agreement with respect to such modifications and execute an amendment to this Agreement.

ARTICLE 29 - ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between Contractor and Company relating to the subject matter hereof and shall not be modified or rescinded in any manner except by an amendment executed by both parties. Both Contractor and Company agree that no prior or contemporaneous oral representations form a part of their agreement. Additional or different terms inserted in this Agreement by Contractor, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by Company in writing. Estimates and forecasts furnished by Company shall not constitute commitments. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, Contractor and Company have executed this Agreement in duplicate as of February _, 1994.

SNYDER COMMUNICATIONS, L.P.                             AT&T COMMUNICATIONS,
INC.


By:  /s/ Michele D. Snyder                              By:
- ------------------------------------                    ----------------------------------

- ------------------------------------
Title: Chief Operating Officer
- ------------------------------------

Michele D. Snyder
- -------------------------------------                   ----------------------------------
Name(print)                                             Name(print)





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 1
This is Schedule 1 to Agreement No. ___ between AT&T Communications, Inc. (Company) and Snyder Communications, L.P. (Contractor) and sets forth the excluded countries to which reference is made in Article I of the Agreement. The excluded countries are:

                        *
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            -------------------------





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT


                                   EXHIBIT A

This is Exhibit A to Agreement No. _____________________________ between AT&T Communications, Inc. (Company) and Snyder Communications, LP (Contractor) and shows the principal services to be provided hereunder.

1. Contractor shall create, design and print (subject to company's review and approval), at Contractor's sole expense, customized application brochures marketing Company's long distance services for consumers to the Foreign-Origin Consumer Market. Company shall use its reasonable best efforts to review and approve such brochures as quickly as possible, and in any event shall in all cases complete its review of such brochures by the sixth business day following Company's receipt of the draft brochure from Contractor. Contractor shall distribute such brochures by insertion into publications targeted at the Foreign-Origin Consumer Market in the United States, its territories and possessions for which Contractor has contracts or obtains contracts during the term of this Agreement (collectively, the "Subject Publications"). Contractor shall insert such brochures only in publications for which Contractor has exclusive insertion rights for insertions relating to long-distance telecommunications services.

2. Contractor shall provide Company thirty (30) days' prior notice of the publications into which such application brochures will be inserted and the particular schedule for such insertions. Company shall have the right to refuse any publication which it deems inappropriate for its image by providing Contractor notice of its objection within ten
         (10) days of receiving notice from Contractor of the proposed publication. Contractor may make good faith modifications to the schedule of insertions in the event of reasonable business contingencies, with notice to Company. Company will make reasonable efforts not to run any acquisition advertising marketing Company's long distance services for consumers in any publication on the same date which Contractor has notified Company that it will be inserting an application brochure into such publication.

3. Such inserts will not be marketed in the same issue of the Subject Publications with any other inserts provided by Contractor, provided, however, that Contractor may include one insert relating to banking products in such issue so long as such insert does not promote any alliances or promotions relating to long distance telecommunication services in connection with such banking products. Whenever an insert is marketed in the same issue of a Subject Publication as an insert provided by Contractor relating to banking products, Contractor shall provide a copy of the banking-products insert to Company within ten
         (10) days after the date of the publication.

4. Contractor shall market and sell Company long distance services for consumers to Foreign-Origin Consumer Market communities in the United States, its territories and possessions through door-to-door and other face-to-face selling activities and "take one"





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         displays and any other marketing activities mutually agreed upon by the parties (collectively, "Field Marketing Activities"). Company shall provide Contractor ten (10) days' prior notice of the proposed location for any Company event targeted to the Foreign-Origin Consumer Market and Contractor shall not conduct Field Marketing Activities at such location during any such Company event.

5. Contractor shall make its sales management staff available at Contractor's offices or at another location in the Washington, D.C. metropolitan area for such training as is contemplated hereby and shall otherwise cooperate with Company in ensuring that Contractor's sales management staff are appropriately trained with respect to Company products and services to be marketed hereunder.

6. Contractor shall provide inbound telemarketing services as necessary for the receipt of subscriber authorizations arising from application brochures distributed by Contractor pursuant hereto. Upon the mutual agreement of both parties, Contractor may provide outbound telemarketing services for purposes to be specified by the parties.

7. Contractor shall make its telemarketing personnel reasonably available at Contractor's offices or another location in the Washington, D.C. metropolitan area for such training as is contemplated hereby and shall otherwise cooperate with Company in ensuring that Contractor's telemarketing personnel are appropriately trained with respect to Company's products and services to be marketed hereunder. Contractor agrees to submit telemarketing scripts, job aids and other written materials to Company for its review and approval prior to such materials, first use by telemarketers.

8. Contractor shall receive, process, and transmit subscriber authorizations in accordance with such reasonable procedures as Company may require.

9. Contractor hereby agrees that it shall not create or distribute customized application brochures targeted to the Foreign-Origin Consumer Market to be inserted into the Subject Publications for any other long-distance telecommunications company during the term of this Agreement.

10. It is agreed and understood that during the term of this Agreement Company shall have category exclusivity for the long-distance telecommunications category for programs that are of the type contemplated by this Agreement and are targeted at the Foreign-Origin Consumer Market.

11. Contractor shall offer Company an exclusive right to negotiate an agreement relating to any other marketing program involving long-distance telecommunications services targeted to the Foreign-Origin Consumer Market during the term of this Agreement for a period of forty-five (45) days after Contractor submits the proposed program to





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         Company. If Contractor and Company do not agree upon the terms and conditions of such program within such period, Contractor shall, subject to the provisions of Section 12 of this Exhibit A in the case of an acquisition program, thereafter have the right to offer such program to other parties.

12. Contractor agrees that it shall not provide any Foreign-Origin Consumer Market-targeted services involving acquisition programs for long-distance telecommunications services to any other telecommunications company, nor shall it enter into negotiations or discussions with any other telecommunications company with a view to providing such services to such other telecommunications company, until the thirtieth (30th) day following the termination or expiration of this Agreement. *[In handwriting in margin] *If Contractor enters into any agreement, written or oral, with any other long distance telecommunications company concerning a provision of a customer retention program to the Foreign Origin Consumer Market at any time during the term of this Agreement, AT&T may in its sole judgment terminate this agreement upon five (5) days notice if AT&T determines such activity by Contractor is a conflict of interest. [Initialed by both parties.]

13.      Company shall provide_____________________________*__________________
         that are ________________________________________* __________________
         throughout the term of this Agreement.

14. Company shall use reasonable efforts to supply timely product and rate information to Contractor during the term of this Agreement.

15. Company shall provide to Contractor's telemarketing personnel, at Company's own expense and on a timely basis, training and appropriate materials regarding products and services to be marketed hereunder. Company shall provide to Contractor's field sales management staff, at Company's own expense and on a timely basis, training and information regarding Company's products and services to be marketed hereunder.

16. Company shall provide a monthly report to Contractor, sorted by identification number and, so long as Contractor has provided an electronic media file to Company for the relevant data, accompanied by an electronic media file, providing the following information for each application submitted:

         a. an identification number which can be utilized to track the publication into which the application was inserted or the source from which the application originated;

         b. status as "Acceptable" or "Unacceptable" sorted by the application number described in item 1 above, and if installed, the enrollment date and if not installed, the reason it was deemed unacceptable; and





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         c. _____________________________*___________________________________.

17. Contractor agrees to take the following actions to prevent the fraudulent solicitation of customer switching that is customarily referred to as "slamming" (referred to herein as "Fraudulent Solicitation"):

         a. Contractor shall institute and maintain strict training guidelines for its field sales people designed to ensure that its field sales people are aware that Fraudulent Solicitation is prohibited;

         b. Contractor shall supervise its field sales personnel so as to permit prompt detection of any Fraudulent Solicitation;

         c. Contractor shall not provide any compensation to any member of its field sales staff for a_____*_____customer if Contractor has previously paid the field sales staff member for obtaining a_____*_____customer at the same billing telephone number in the previous three (3) months and, in addition, shall deduct from future compensation payable to the field sales staff member the amount of any compensation paid by Contractor to the field sales staff member for the initial authorization obtained from the_____*____ customer; and

         d. Contractor shall promptly discharge any member of its field sales staff that is determined by Contractor to have engaged in Fraudulent Solicitation.

18. Company shall promptly return all uninstalled applications to Contractor. Such returned applications shall be utilized by Contractor exclusively for training, reapplication and quality control purposes. Uninstalled applications are Company Information as defined in Article 7 of this Agreement and shall be returned to Company upon termination or expiration of this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT B

This is Exhibit B to Agreement No. _________________________ between AT&T Communications, Inc. (Company) and Snyder Communications, LP (Contractor) and shows the amounts to be paid Contractor for the various services to be performed hereunder.

Company shall pay Contractor, following receipt and acceptance of Contractor's invoices by Company, in accordance with the following:

1.       COMPENSATION

         a. Company shall pay Contractor as follows for each new Company _______*_____customer obtained through Contractor's marketing efforts hereunder:

                 i. Company shall pay Contractor ____*____ for each new Company ________*_________ customer________________
                          ___________________*_______________________________
                          _____________________*_____________________________
                          _______________________*______________________.

                 ii. Company shall pay Contractor ____*____ for each new Company ________*_________ customer _______________
                          ___________________*_______________________________
                          _____________________*_____________________________
                          _______________________*______________________.



                 iii. Company shall pay Contractor_____*_____for each new Company _________*________ customer _______________
                          ___________________*_______________________________
                          _____________________*_____________________________
                          _______________________*______________________.

                 iv.
                          ___________________*_______________________________
                          _____________________*_____________________________
                          _______________________*______________________.


         b. In addition to the compensation payable pursuant to Section 1.a of this Exhibit B, Company shall pay Contractor in addition_________________________*____________________________
                 ______________________________*_______________________________
                 ________________________________*_____________________________
                 ____________________________________*_________________________
                 ______________________*_____________________________________.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         c. Contractor shall, at its own cost and expense, construct or arrange for the construction of field sales booths for _ ____ sales people to be used by it in providing the services contemplated hereby (the "Field Sales Booths"). Company shall make a payment (the "Booth Payment") to Contractor in connection with the construction of the Field Sales Booths that is equal to the lesser of (a)______*______________and (b)
                 _______________________________________________________________
                 _______________________*______________________________________
                 __________________________________________.  Company shall pay
                 Contractor a      *      portion of the Booth Payment within
                 thirty (30) days of receipt of an appropriate invoice after the execution of this Agreement and shall pay Contractor the balance of the Booth Payment within thirty (30) days of receipt of notice that Contractor has staffed its Field Marketing Activities with at least _______ sales people and has provided Company with documented actual materials and labor costs.

         d.      For a period ___________________*______________ following the termination or expiration of this Agreement, Company shall accept outstanding but not yet submitted applications that were obtained by Contractor from customers prior to the expiration or termination of the Agreement or were distributed to customers prior to the expiration or termination of the Agreement. Contractor shall be compensated for these submitted sales under the terms of this Agreement.

2.       LIMITATION ON COMPENSATION

         a. Notwithstanding any provision of Section 1 of this Exhibit B, the total compensation payable by Company to Contractor during the term of this agreement shall not exceed ________*_______. Contractor shall notify Company not less than sixty (60) days before the date it reasonably expects the total compensation paid under the agreement to reach________*______. Following such notification, Company and Contractor shall negotiate in good faith to increase the maximum total compensation limit of this Agreement.

         b. Company shall notify Contractor on the date that total compensation paid reaches the then applicable maximum total compensation limit. If the parties have not amended this Agreement to increase the maximum total compensation limit prior to such date, then Contractor's obligations to perform any services under this Agreement shall cease, and Contractor shall not have any obligation to deliver to Company any additional applications obtained by Contractor under the agreement. If the parties do not execute an amendment increasing the maximum total compensation within ten (10) days after the date on which the maximum total compensation limit is reached, then either party may immediately terminate this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

3.       PAYMENT SCHEDULE

         a. Subject to Section 3.b below, compensation payments to Contractor shall be made according to the following schedule:

                 i. An initial payment of _____*_____ for each ____*____ customer shall be made by Company on or before _____
                          ______________________*_______________________.

                 ii.      A ___________*_____________ payment shall be made for
                          each _____________*___________ customer on or before
                          _______________*___________as follows:

                          a. Company shall pay Contractor___________*_____ for each ________*_______ customer __________
                                  ____________________*________________________
                                  ______________________*______________________
                                  _________________*___________________________
                                  ____________________________*________________
                                  ____________________*_____________________.

                          b. Company shall pay Contractor______*______ for each _________________*______________customer
                                  ____________________*________________________
                                  ______________________*______________________
                                  _________________*___________________________
                                  ____________________________*________________
                                  ____________________*_____________________.


                          c.      ____________________*________________________
                                  ______________________*______________________
                                  _________________*___________________________
                                  ____________________________*________________
                                  ____________________*_____________________.


         b. If Company's information systems are not able to process the information required to make payments to Contractor in accordance with Section 3.a above for applications __________________*____________________________, compensation payments shall be made for applications submitted______*___as follows:

                 i.       An _________*_________ payment of ____*_____ for each
                          application submitted shall be made by Company. Company shall use its best efforts to make this payment on or before the tenth (10th) day, and shall in all cases make this payment on or before the thirtieth (30th) day, of the first month following the month the application was submitted.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                 ii.      A ________________*________ payment shall be made for
                          each application submitted on or before the thirtieth
                          (30th) day ______________________*__________________
                          ________________________*___________________________
                          ____________________________*_______________________
                          ________*_________ as follows:

                          a. Company shall pay Contractor ________*_____ for each ______*______customer ____________
                                  ____________________*______________________
                                  ______________________*____________________
                                  _______________*___________________________
                                  _____________________________*________.

                          b. Company shall pay Contractor _________*____ for each ______* __________________customer
                                  ____________________*______________________
                                  ______________________*____________________
                                  _______________*___________________________
                                  _____________________________*________.

                          c. Company shall pay Contractor ______*_______ for each _____________*____________customer
                                  ____________________*______________________
                                  ______________________*____________________
                                  _______________*___________________________
                                  _____________________________*________.

                          d.      ___________*_______________________________
                                  ____________________*______________________
                                  ______________________*____________________
                                  _______________*___________________________
                                  _____________________________*________.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT C

This is Exhibit C to Agreement No. ______ between AT&T Communications, Inc. (Company) and Snyder Communications, L.P. (Contractor) and sets forth the procedures contemplated by Article 13 of the Agreement.

The specific documents to be provided by Company and the specific compensation verification procedures to be performed by the Examining Accountant on Company's relevant customer and billing records, which are in support of the periodic payments required to be made by Company to Contractor under the Agreement, will be as follows:

1.       Documents to be provided by Company:

         Upon request by Contractor pursuant to Article 13, Company will provide the Examining Accountant with an electronic media file containing a detailed listing of individual customer data. All references to customer herein refer to customers originated and presented by Contractor to Company for acceptance. This detailed listing of individual customer data will reflect all customers accepted or rejected by Company since the later of the original agreement date and the last presentation of a detailed listing of individual customer data to the Examining Accountant, and will at the least include the following data:

         a.      amounts paid to Contractor for each customer.

         b. unique application/customer identification number for each customer identifiable by Contractor.

         c.      date of acceptance for each individual customer.

         d. if applicable, the reason(s) for rejection of the individual customer.

2.       The following procedures will be employed by the Examining Accountant:

         a. The Examining Accountant, utilizing the detailed listing of individual customer data described in Section 1.a above, upon request by Contractor pursuant to Article 13, will select, no more than twice per year, a sample of __________*____________ , providing the detailed listing of individual customer data reflects __________________*_________________________. If the
                 detailed listing of individual customer data reflects________ ________________*_______________________, the sample selected will____________________*__________________.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

         b. The sample of customers selected will be presented to Company, and Company will then provide individual detailed billing information for each of the customers in the sample group for both of the relevant billing cycles.

         c. During the compensation review, the Examining Accountant will provide to Company an exception list of customer names and/or unique application numbers along with the individual nature and amount of the exceptions.

         d. Company's key channel or systems personnel will work with the Examining Accountant and the excepted customers to resolve the exceptions.

         e. Exceptions, when projected using sampling techniques to the full population of customers from which the sample was selected, that are valued at the greater of______*_________ or ______*_______of the total fee value for that population of customers, will allow the Examining Accountant to perform further sampling and testing of ____________*________________
                 from that population.

         f. In no event will the Examining Accountant be permitted to review or audit the books of account, journals or ledgers of Company.

         g. Prior to commencing review, the Examining Accountant will execute a non-disclosure agreement containing reasonable and customary terms.

[On a page attached to Schedule C]: If after complying with Section 11 of Exhibit A, contractor enters into any agreement for the provision of services targeted to the Foreign-Origin Consumer Market for long distance telecommunications services (including but not limited to acquisition and retention services) with any other telecommunications company during the term of this Agreement, Contractor shall immediately notify Company of such other agreement. If Company determines in its reasonable discretion that Contractor's provision of any such services to such other telecommunications company would result in contractor having an inappropriate conflict of interest, Company shall have the right to terminate this Agreement immediately by notice to the Contractor within five (5) business days of Contractor's notice to Company of such other agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT



               AMENDMENT NO. 2 TO PROFESSIONAL SERVICES AGREEMENT

                 This Amendment No. 2 to Professional Services Agreement ("Amendment No. 2") is entered into as of this ____ day of December, 1994 by AT&T Communications, Inc. (the "Company") and Snyder Communications, L.P. (the "Contractor") and amends, supplements and modifies the Professional Services Agreement dated as of February, 1994 by and between the Company and the Contractor, as amended by the First Amendment to Professional Services Agreement dated as of September 27, 1994 between Company and Contractor (as amended, the "Agreement").

                 The Agreement is hereby amended as follows:

                 1. Effective as of January 1, 1995, the first sentence of Article 1 is amended to read, in its entirety, as follows:

                                  "Contractor shall render to Company all the
                          services specified in Exhibit A, attached to this Agreement and made a part of this Agreement, to long-distance customers who speak foreign languages or, are English speakers who consider foreign countries their home, with a focus on customers who make international calls________________*______ (the "Foreign-Origin Consumer Market")."

                 2. Effective as of January 1, 1995, Schedule 1 to the Agreement is hereby deleted in its entirety.

                 3. The second sentence of Article 2 is amended to read, in its entirety, as follows:

                                  "This Agreement shall expire on December 31,
                          1995."

                 4. The first sentence of Article 4 is amended to read, in its entirety, as follows:

                                  "Contractor shall invoice Company for all
                          payments due based on the compensation schedule set forth in Exhibit B using the reports provided by Company under Exhibit A."

                 5. The second sentence of Section 4 of Exhibit A to the Agreement is hereby amended to read in its entirety, as follows:

                                  "The telecommunications services for
                          customers sold by Contractor shall be designated by Company and shall include, without limitation, ________________*_______________________, __________
                          ______________*_________________________and _________





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                          _______*_______(collectively,_________*_____________
                          ________), and, at Company's option, such other long-distance and other services (including _______________*___________________) that Company may choose to offer to the Foreign-Origin Consumer
                          Market."

                 6. Section 8 of Exhibit A is amended by adding the following after the first sentence thereof:

                                  "Contractor shall use its reasonable efforts
                          to transmit subscriber applications to Company within two business days, but no later than five business days, after the receipt of a completed application from the customer."

                 7. Section 16 of Exhibit A is amended to read in its entirety as follows:

                                  "Company shall generate a Pic File Status
                          Report in substantially the form set forth as
                          Schedule 16.1 hereto (the "Pic Report") and use its best efforts to transmit such Pic Report to
                          Contractor within five days of Company's receipt of Contractor's submission of each batch of customer applications. Each Pic Report shall identify for such batch__________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ____________________________*_________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          __________.

                                  Company shall also generate with each Pic
                          Report, a rolling reconciliation file (a
                          "reconciliation file") setting forth a cumulative listing of ________*__________and ________*________
                          from Pic Reports that have been generated in the previous 120 days (including BTN numbers and the Pic file source number), with a reconciliation of each outstanding _________*__________ or _______*_______
                          as either remaining an          *         or
                          _____*__________ or changing to _______*_________ or
                          _____*___ or closed status.  Any ___*_____________or
                          _____* ____ which has not been reconciled to ________
                          ____*____ or ________*_____________ status within 120
                          days of the generation of the Pic Report on which such Customer's status was originally reported shall be deemed closed and no compensation shall be payable to Contractor. An ________*_______ or ______*______
                          who is changed to ________*__________ or _______*___
                          ______ status shall thereafter be considered an
                          _____*___________ or _____*_____,





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                          as the case may be, for all purposes of this Agreement, including the payment of compensation, the ___*___ payment and calculation of the Test Ratio described in Exhibit B hereto."

                 8. Exhibit B to the Agreement is amended by replacing it in its entirety with the Exhibit B attached to this Amendment No. 2.

                 9. Except as specifically provided in this Amendment No. 2, all other terms, provisions, conditions and covenants contained in the Agreement shall remain in full force and effect.

                 10. In the event any conflict shall arise with respect to interpretation or enforcement, between the provisions of this Amendment No. 2 and the provisions of the Agreement, the provisions of this Amendment No. 2 shall control the resolution of such conflict.

                 IN WITNESS WHEREOF, Company and Contractor have executed this Amendment No. 2 to Professional Services Agreement as of the date and year first written above.


SNYDER COMMUNICATIONS, L.P.                          AT&T COMMUNICATIONS, INC.


BY:  /s/ Michele D. Snyder                           BY:
- -----------------------------------                  ---------------------------
TITLE:  Chief Operating Officer                      TITLE:
- -----------------------------------                  ---------------------------
DATE:  December 9, 1994                              DATE:
- -----------------------------------                  ---------------------------





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT B

                 This is Exhibit B to Agreement No. ____ between AT&T Communications, Inc. ("Company") and Snyder Communications, L.P. ("Contractor") and shows the amounts to be paid Contractor for the various services to be performed hereunder.

                 Company shall pay Contractor, following receipt and acceptance of Contractor's invoices by Company, in accordance with the following:

1.               COMPENSATION

                 a. Company shall pay Contractor ____*_____ for (i) each _____*_____ arising from any subscriber applications previously submitted by Contractor in Batches 15-30 and (ii) for each ______*_____ arising from any batch of Subscriber authorizations submitted after Batch 30 to ______*___________ . Company shall pay Contractor ______*_____ for each ____*__________ arising from any batch of subscriber applications submitted by Contractor ______________________*_____________ to the
                          expiration of the term of the Agreement.

                 b. Company shall pay Contractor _______*_______ for each ______*_________ arising from (i) any subscriber applications previously submitted by Contractor in Batches 24-30, and (ii) any batch of subscriber applications submitted by Contractor after Batch 30 to the expiration of the term of this Agreement.

                 c. Notwithstanding the provisions of paragraph 1.a above, ________________*___________________________
                          _________________________*_________________________
                          __________________________*________________________
                          ______________________________* __________.

                 d. In addition to the compensation payable pursuant to Sections 1.a and 1.b of this Exhibit B, Company shall pay Contractor _________________*___________________
                          if the sum of (i) the number of new ________*_______ customers for which Company paid Contractor prior to __________*________________ and (ii) the number of __
                          _____*_______ arising from applications submitted by Contractor on or after ______________________________
                          _____________*________________________, exceeds (iii)
                          ________________*_______.

                 e. For a period of ___________*__________ following the termination or expiration of this Agreement, Company shall accept outstanding but not yet submitted applications that were obtained by Contractor from customers prior to the expiration or termination of the Agreement or were distributed to customers prior to the expiration or termination of the Agreement. Contractor shall be compensated for these submitted sales under the terms of this Agreement.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

2.               PAYMENT SCHEDULE

                 a. Subject to Section 2.b below, compensation payments to Contractor shall be made according to the following schedule:

                          Upon receipt of the Pic Report, Contractor shall invoice Company for the applicable amount specified in Section 1 above for each __________*________ and ______*_____ reflected on the Pic Report and for any amounts then due pursuant to subparagraph (ii) below. Upon receipt of each reconciliation file, Contractor shall invoice Company for the applicable amount specified in Section 1 above for each _____*________ or __________*_____________which has been changed to
                          _______*______or_________*_______status.

                 b.       Commencing on the date forty-five days after March
                          31, 1995 and on each date forty-five days after March 31, June 30, September 30 and December 31 of each year, Company shall calculate a ratio, the __________
                          ______________________________________________________
                          ______________________*_______________________________
                          ______________________________________________________
                          ("Test Ratio"). If the Test Ratio exceeds ____*____ (i.e., a ratio greater than______*____________to_____
                          __________________*______________________________),
                          ______________________________________________________
                          ____________________*_________________________________
                          __________________________________*___________________
                          ______________________________________________________
                          _____:_______________________*________________________


                                  In addition, Company shall conduct a
                          performance review evaluating the ____*____ rates of ______* ______ and of _______*___________arising from applications submitted by Contractor during each such quarterly period and who have been customers of the Company for at least 90 days. If the percentage of such customers with _____________*___________ exceeds
                          __________*____________, Company and Contractor shall consult immediately as to appropriate actions to be implemented by Contractor to reduce the percentage of such customers.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT




                                                                     [AT&T Logo]

                                                              September 15, 1995

Snyder Communications, L.P.
Democracy Center
6903 Rockledge Drive
Fifteenth Floor
Bethesda, Maryland 20817
Attn: Mr. Greg Bosiak

This Amendment No 3 (Contract No. LF9167D) sets forth the agreement between AT&T Communications, Inc. ("Company") and Snyder Communications, L.P. ("Contractor") regarding Contractors marketing and selling of Company Long Distance services to residential customers in the United States.

Company and Contractor are parties to that certain Professional Services Agreement dated February 1994, as amended by Amendment No. 1 on September 27, 1994 and by Amendment No. 2 December 20, 1994. The terms and conditions of the Agreement as it may be amended and supplemented, are incorporated herein and made part hereof.

I. Company agrees to pay commissions to Contractor for the sale of Company services in accordance with this agreement. The work described in this Amendment will commence on September 15, 1995 and end on December 30, 1995 and will be viewed as a trial for both Contractor and Company. The commission payment per order accepted by Company shall be as follows:

                 A. Contractor shall be compensated __________*_________ for each _________________*_____________ that changes their long distance PIC to Company ______*____, and
                          _____________*______________________________.

                 B. Compensation to Contractor is for sales that are "'Credited" ______*_____________________. Credited
                          _______________*____________ are defined as eligible
                          _____*_________ as defined and required by Companies
                          _______*_______________ systems.

                 C. During the term of this Amendment, Contractor shall market and sell Company Long Distance service known as ____________________*________________________ to residential consumers in the United States who currently are customers of other Long Distance Carriers only when taking a PIC to AT&T. Contractor may communicate an offer of a _________*_____,





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                                 Amendment No. 3
                                                            Contract No. LF9167D
CONFIDENTIAL TREATMENT                                                    Page 2


                          which includes ___*__ to Customer, said offer will be paid by Company directly to Customer.


                 D. Contractor shall not give any portion of any commission to any __________*_____________ and shall not directly or indirectly give any payment or other incentive to any __________________*_______________
                          as an inducement to purchase Company's services that is not authorized in writing by Company. Contractor agrees that violation of this provision shall be grounds for immediate termination of this Agreement and immediate return to Company of commissions paid in respect of the affected ____________*___________.

                 E. Company reserves the right to debit from commission payments due Contractor any amount paid or requested to be paid by Contractor for the sale of Services made by an employee or representative of Contractor who has not been authorized, certified or trained by Company to sell such Services.

                 F. If a Local Exchange Company (LEC) rejects the order for any reason, Contractor shall credit Company on the subsequent invoice the entire amount of any previously paid commission.

                 G. Commission payments may be debited for all incorrect orders that are caused by Contractor error or negligence.

                 H. The cost of implementing all systems, training coupon processing and curing, coupon printing, quality assurance and all other performances under this Agreement, including but not limited to, any and all taxes, and customer satisfaction/complaint handling costs, shall be borne wholly by Contractor.

II. Sales efforts will be focused in existing locations, with a concentration of efforts in the attached ADI's. (Exhibit A)

III.             Contractor will not receive any lists from Company.
                 Contractor commits to sell __________________________________
                 __________________*__________, and will go not further unless specified in writing from Company. It is expressly understood an agreed by Company that projections set forth in this amendment shall be viewed as a trail.

IV.              Company reserves the right to cancel the trial at any time.

V. Contractor shall submit subscriber applications for Domestic Consumers and invoice Company for ________________*___________, and Company shall transmit PIC reports for ___________*______ and shall make payment to Contractor in accordance with the procedures established under this Agreement.

* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                                 Amendment No. 3
                                                            Contract No. LF9167D
CONFIDENTIAL TREATMENT                                                    Page 3


VI. Contractor shall invoice Company monthly, and all invoices shall reflect this Agreement Number, and shall be submitted in duplicate to

                          AT&T Communications - DCCS
                          Room 3450I11
                          295 North Maple Avenue
                          Basking Ridge, NJ 07920
                          Attn: Tim Heidemann

Contractor shall submit in writing mid-month estimates of total commissions to be incurred in given month, no later than the 10 calendar day.

The maximum expenditure against this Amendment No. 3 shall not exceed _________
______________*____________________________________.

Subject to the above maximum, notwithstanding any other provisions in this Amendment, the total amount payable by Company for the Work shall be determined by applying the stated rate of compensation to the work actually performed by Contractor. Company shall not render work and company shall not be required to pay for work in excess for the amount stipulated in this Amendment, unless Contractor has first secured an amendment to the Agreement authorizing the increased expenditure.





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                                 Amendment No. 3
                                                            Contract No. LF9167D
CONFIDENTIAL TREATMENT                                                    Page 4



All other terms and conditions to remain unchanged.

ACCEPTED BY:  SNIDER COMMUNICATIONS, L.P.                             AT&T CORP.

/s/ Michele D. Snyder                                                /s/ Mary B. Aromin
- -------------------------------------------                          ---------------------------------------------
             Signature                                                            Signature


Michele D. Snyder                                                    Mary B. Aromin
- -------------------------------------------                          ----------------------------------------------
               Name                                                                 Name


Executive Vice President                                             Procurement Manager
- --------------------------------------------                         ----------------------------------------------
               Title                                                                Title


October 18, 1995                                                     September 18, 1995
- --------------------------------------------                         ----------------------------------------------
               Date                                                                 Date





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                                 Amendment No. 3
                                                            Contract No. LF9167D
CONFIDENTIAL TREATMENT                                                    Page 5



                                   EXHIBIT A

                          Top ADI's for Concentration

     ADI Code                     ADI Name
        9                           *
                          ---------------------
        13                          *
                          ---------------------
        51                          *
                          ---------------------
        65                          *
                          ---------------------
        19                          *
                          ---------------------
       109                          *
                          ---------------------
       201                          *
                          ---------------------
        11                          *
                          ---------------------
        3                           *
                          ---------------------
       127                          *
                          ---------------------
        25                          *
                          ---------------------
        67                          *
                          ---------------------
        15                          *
                          ---------------------
       241                          *
                          ---------------------
       203                          *
                          ---------------------
       271                          *
                          ---------------------
        15                          *
                          ---------------------
        73                          *
                          ---------------------
       371                          *
                          ---------------------





* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          Confidential Treatment


               AMENDMENT NO. 4 TO PROFESSIONAL SERVICES AGREEMENT

                 THIS AMENDMENT NO. 4 TO PROFESSIONAL SERVICES AGREEMENT ("Amendment No. 4") is entered into this 22nd day of December, 1995 by and between AT&T Communications, Inc. (the "Company") and Snyder Communications, L.P. (the "Contractor") and amends, supplements and modifies that certain Professional Services Agreement, dated as of February 1994, by and between the Company and the Contractor, as amended by the First Amendment to Professional Services Agreement, dated as of September 27, 1994, by and between the Company and the Contractor, by Amendment No. 2 to Professional Services Agreement, dated as of December 20, 1994, by and between the Company and Contractor, and by Amendment No. 3 to Professional Services Agreement, dated as of September 15, 1995, by and between the Company and Contractor (such agreement, as amended, is hereinafter referred to as the "Agreement").

                 The Agreement is hereby amended as follows:

                 1. The second sentence of Article 2 is amended to read in its entirety as follows:

                          "This Agreement shall expire on December 31, 1997."

                 2. The name and address to which invoices shall be submitted by the Contractor pursuant to Article 4 is amended as follows:

                          Vilma Viola
                          AT&T Communications, Inc.
                          Room C380W29
                          412 Mt.  Kemble Avenue
                          Morristown, NJ 07960

                 3. The text of Article 5 is amended to read in its entirety as follows:

                                  "Company's representative is Paul Walker or
                          such other person as may be designated in writing by Company from time to time. Contractor's representative is Susan Marentis or such other person as may be designated in writing by Contractor from time to time."

                 4. The names and addresses to which notices or demands must or may be given or made pursuant to Article 6 is amended as follows:

* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                                          Confidential Treatment



                          If to Company:

                          Paul Walker
                          AT&T Communications, Inc.
                          Room C362
                          412 Mt.  Kemble Avenue
                          Morristown, NJ 07960

                          Telephone:  (201) 644-7121
                          Facsimile:  (201) 644-1996

                          If to Contractor:
                          Susan Marentis
                          Snyder Communications, L.P.
                          Democracy Center Two
                          6903 Rockledge Drive, 15th Floor
                          Bethesda, Maryland 20817

                          Telephone:  (301) 468-1010
                          Facsimile:  (301) 493-5165

                 5. The reference to "Section 1(d) of Exhibit B" contained in the second sentence of Article 14 shall be amended to read "Section 1(e) of Exhibit B."

                 6. The second sentence of Section 6 of Exhibit A is amended to read in its entirety as follows:

                                  "Contractor may provide outbound
                          telemarketing services for purposes of marketing and selling Company long distance services for consumers to Foreign-Origin Consumer Market communities in the United States."

                 7. A new Section 19 is hereby added to Exhibit A, which Section shall read in its entirety as follows:

                                  "19.  Contractor projects that it shall
                          obtain __________________*__________________per year
                          during each of 1996 and 1997.  Of such ______________
                          ________________*_________________________, Contractor
                          projects a Strategy Mix of approximately ____________ __________*___________________ obtained through Field
                          Marketing Activities and approximately ______*_______ obtained through telemarketing activities. With respect to such ________________*___________________
                          projected to be obtained through telemarketing activities, Contractor projects a Market Mix of approximately _______________*______________________


* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                          customers, approximately ___________*_____________
                          customers and approximately ___*__ customers from other consumer groups comprising the Foreign-Origin Consumer Market. With respect to such ____________
                          _______________________*___________________________
                          projected to be obtained through Field Marketing Activities, Contractor projects a Market Mix of approximately ______________*_____________ customers, approximately _________*_________ customers,
                          approximately  _________________________*___________
                          customers, and approximately    * customers from
                          other consumer groups comprising the Foreign-Origin Consumer Market.

                                  Contractor agrees that, to the extent that it
                          does not obtain during each of 1996 and 1997, through a combination of Field Marketing Activities and telemarketing activities, at least _____*_____ of the aggregate number of _______________*________________
                          projected above for any consumer group (such annual minimum aggregate number of _______*_____________ is herein referred to as the "Target
                          Number"), the compensation specified in Section 1(a) of Exhibit B shall be adjusted as specified in the following paragraph. The Target Number for each consumer group is as follows: (i)_________________ ____*_______________, (ii) ________________________
                          _____________*_____________, (iii) ________________
                          _______________*____________________________ and (iv)
                          _______________* ________________ from other consumer
                          groups comprising the Foreign-Origin Consumer Market.

                                  The difference between (a) the Target Number
                          for each consumer group specified above and (b) the number of ________*__________ actually obtained from such consumer group is herein referred to as the "Shortfall Number." In the event that Contractor obtains fewer than, but more than _____*____ of, the Target Number of _____________*_____________ from any consumer group specified above, Contractor shall receive (i) ______*_______ per __________*__________
                          for that number of __________*_________ obtained from such consumer group equal to the Shortfall Number and
                          (ii) ______*_______ per ______*_____________ for that
                          number of _________*______________ obtained from such consumer group that exceeds the Shortfall Number. In the event Contractor obtains fewer than ____*______ of the Target Number of _________*______________ from any consumer group, Contractor shall receive _____*______ per ________*_________ obtained from such consumer group.

                                  In the event that Contractor obtains the
                          Target Number for each consumer group specified above, Company shall pay Contractor ____*______to be determined in accordance with Section 1(d) of Exhibit B."

                 8. A new Section 20 is hereby added to Exhibit A, which Section shall read in its entirety as follows:



* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                  "20.  Contractor shall use its best efforts
                          to ensure that Pic Disputes do not exceed (a) ___*___ during the first quarter of 1996 and (b)____*________ during the remainder of the term of the Agreement."

                 9. A new Section 21 is hereby added to Exhibit A, which Section shall read in its entirety as follows:

                                  "21.  On or prior to April 1, 1996,
                          Contractor shall implement a "Mystery Shopper" customer satisfaction program with respect to services provided by Contractor hereunder. Such program shall be reviewed and approved by Company's ICLD division prior to implementation."

                 10. A new Section 22 is hereby added to Exhibit A, which Section shall read in its entirety as follows:

                                  "22.  Contractor and Company agree that in
                          the event that the percentage of___________________
                          _______________________*___________________________
                          within an ADI shall exceed ___________*____________,
                          Company will take immediate action, which may include requiring Contractor to cease operations in such ADI."

                 11. Effective as of January 1, 1996, the second sentence of Section 1 (a) of Exhibit B shall be amended to read in its entirety as follows:

                                  "Company shall pay Contractor (i) ___*____
                          for each _______*____________ arising from any batch of subscriber applications submitted by Contractor from January 1, 1995 to December 31, 1995 and (ii) subject to the provisions of Section 19 of Exhibit A, ___*_____ for each ______*__________ arising from any batch of subscriber applications submitted by Contractor from January 1, 1996 to the expiration of the term of the Agreement."

                 12. Effective as of January 1, 1996, Section 1(c) of Exhibit B shall be amended to read in its entirety as follows:

                                  "Notwithstanding the provisions of paragraph
                          1.a above, Company shall not be obligated to pay Contractor for the _________________*___________
                          __________________*______________________________
                          ____________________________*____________________
                          ______*__________."

                 13. Effective as of January 1, 1996, a new sentence shall be added to end of Section 1(d) of Exhibit B, which sentence shall read as follows:


* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.

                                  "In the event that Contractor obtains the
                          Target Number of _______________*___________ for each
                          consumer group specified in Section 19 of Exhibit A in 1996 and/or 1997, Company shall pay Contractor, in addition to compensation otherwise payable under the Agreement, _________________*________________ for each year that such Target Numbers are obtained."

                 14. The first sentence of Section 2(a) of Exhibit B is amended to read in its entirety as follows:

                                  "Subject to Section 2.b below, compensation
                          payments to Contractor shall be made according to the following schedule:

                                  Upon receipt of the Pic Report, Contractor
                          shall invoice Company for the applicable amount specified in Section 1 above for each _____*________ and ________*________________ reflected on the Pic
                          Report."

                 15. Except as specifically provided in this Amendment No. 4, all other terms, provisions, conditions and covenants contained in the Agreement shall remain in full force and effect.

                 16. In the event any conflict shall arise with respect to interpretation or enforcement between the provisions of this Amendment No. 4 and the provisions of the Agreement, the provisions of this Amendment No. 4 shall control the resolution of such conflict.

                 IN WITNESS WHEREOF, the Company and the Contractor have executed this Amendment No. 4 to Professional Services Agreement as of the date and year first written above.

SNYDER COMMUNICATIONS, L.P.                                           AT&T COMMUNICATIONS, INC.


BY:  /s/ Daniel M. Snyder                                             BY:  /s/ Shaun P. Gilmore
- ------------------------------                                        ---------------------------------
NAME:  Daniel M. Snyder                                               NAME:  Shaun P. Gilmore
- ------------------------------                                        ---------------------------------
TITLE:  President and CEO                                             TITLE:  Vice President
- ------------------------------                                        ---------------------------------



* Text deleted pursuant to an application for Confidential Treatment under Rule 406 of the Securities Act of 1933 and filed separately with the Securities and Exchange Commission.